UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
__________________________
SCHEDULE 14A
(RULE 14a-101)
Information Required in Proxy Statement
__________________________
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
__________________________

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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
NEWTEKONE, INC.
(Name of Registrant as Specified in its Charter)
_____________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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NEWTEKONE, INC.
4800 T-Rex Avenue, Suite 120
Boca Raton, FL 33431
(212) 356-9500
May 12, 2023
Dear Shareholder:

We invite you to attend the Annual Meeting of Shareholders (the “Annual Meeting”) of NewtekOne, Inc. (the “Company”) to be held at 1111 Brickell Avenue, Suite 135, Miami, FL 33131, on June 14, 2023 at 9:00 a.m., local time.
The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. Also enclosed is a Proxy Card and the Company’s Annual Report on Form 10-K for the year ended December 31, 2022.
As an integral part of the Annual Meeting, we will report on the operations of the Company. Directors and Officers of the Company and a representative of the Company’s independent accountants will be present to respond to any questions that our shareholders may have. Detailed information concerning our activities and operating performance is contained in our enclosed Annual Report.

YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. On behalf of the Company’s Board of Directors, we urge you to please sign, date and return the enclosed Proxy Card in the enclosed postage-prepaid envelope or vote by telephone or internet as soon as possible even if you currently plan to attend the Annual Meeting in person. This will not prevent you from voting during the meeting, but will assure that your vote is counted if you are unable to attend the Annual Meeting. Your vote and participation in the governance of the Company is very important to us.

Sincerely yours,
/s/ Barry Sloane
Barry Sloane
Chairman, Chief Executive Officer and President

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to Be Held on June 14, 2023.
Our Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2022 are available on the internet at http://www.astproxyportal.com/ast/19720.
The following information applicable to the Annual Meeting may be found in the Proxy Statement and accompanying Proxy Card:
•        The date, time and location of the Annual Meeting;
•        A list of the matters intended to be acted on and our recommendations regarding those matters;
•        Any control/identification numbers that you need to access your Proxy Card;

•        Information about attending the Annual Meeting; and

•        How to vote using any of the following methods: by mail, by telephone, by internet and in-person at the Annual Meeting.

NEWTEKONE, INC.
4800 T-Rex Avenue, Suite 120
Boca Raton, FL 33431
(212) 356-9500
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held on June 14, 2023
To the Shareholders of NewtekOne, Inc.:
NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the “Annual Meeting”) of NewtekOne, Inc. (the “Company”) will be held at 1111 Brickell Avenue, Suite 135, Miami, FL 33131, on June 14, 2023 at 9:00 a.m., local time.
The Annual Meeting is for the following purposes, which are more completely described in the accompanying Proxy Statement:
1.      To elect two directors of the Company to serve on the Board of Directors until the Company’s Annual Meeting of Shareholders in 2026 and until their successors are duly elected and qualified;
2.      To ratify the selection of RSM US LLP as the Company’s independent registered accounting firm (independent auditors) for the fiscal year ending December 31, 2023;
3.      To conduct an advisory vote on the compensation of our named executive officers;
4.     To approve our 2023 Stock Incentive Plan to issue restricted shares of Company common stock as part of the compensation package to certain employees and directors, as more fully described in the attached Proxy Statement;
5.     To approve our 2023 Employee Stock Purchase Plan; and
6.      To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.
The Board of Directors is not aware of any other business to come before the Annual Meeting.
Any action may be taken on any one of the foregoing proposals at the Annual Meeting or any adjournments thereof. Shareholders of record at the close of business on May 1, 2023 (the Record Date) are entitled to vote at the Annual Meeting and any adjournment thereof.
We ask that you complete and sign the enclosed Proxy Card which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. You may also cast your vote by telephone or internet as shown on the Proxy Card. The proxy will not be used if you attend and vote at the Annual Meeting in person.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ BARRY SLOANE
BARRY SLOANE
CHAIRMAN, CHIEF EXECUTIVE OFFICER AND PRESIDENT
Boca Raton, Florida
May 12, 2023
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF A FURTHER REQUEST FOR PROXIES IN ORDER TO INSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES. EVEN IF YOU VOTE YOUR SHARES PRIOR TO THE ANNUAL MEETING, YOU STILL MAY ATTEND THE ANNUAL MEETING AND VOTE YOUR SHARES IN PERSON DURING THE ANNUAL MEETING IF YOU WISH TO CHANGE YOUR VOTE.

PROXY STATEMENT
NEWTEKONE, INC.
4800 T-Rex Avenue, Suite 120
Boca Raton, FL 33431
(212) 356-9500
ANNUAL MEETING OF SHAREHOLDERS
June 14, 2023
INTRODUCTION
This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of NewtekOne, Inc. (the “Company”) for the Annual Meeting of Shareholders (the “Annual Meeting”) to be held at 1111 Brickell Avenue, Suite 135, Miami, FL 33131, on June 14, 2023 at 9:00 a.m., local time.
The accompanying Notice of Annual Meeting and this Proxy Statement, together with the enclosed Proxy Card, and the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, are first being mailed to shareholders on or about May 12, 2023.

We encourage you to vote your shares, either by voting by mail, telephone, the internet, in person at the Annual Meeting or by granting a proxy (i.e., authorizing someone to vote your shares).

How Do You Exercise Your Rights to Vote on the Proposals?

You may vote using any of the following methods:

By Mail — Shareholders of record may submit proxies by completing, signing and dating each Proxy Card received and returning it in the prepaid envelope. Sign your name exactly as it appears on the proxy. If you return your signed proxy but do not indicate your voting preferences, your shares will be voted on your behalf  “FOR” each of the Proposals listed in this Proxy Statement. Shareholders who hold shares beneficially in street name may provide voting instructions by mail by completing, signing and dating the voting instruction forms provided by their brokers, banks or other nominees.

By Telephone — Shareholders of record may submit proxies by following the telephone voting instructions on each Proxy Card. Most shareholders who hold shares beneficially in street name may provide voting instructions by telephone by calling the number specified on the voting instruction form provided by their brokers, banks or nominees. Please check the voting instruction form for telephone voting availability. Please be aware that if you submit voting instructions by telephone, you may incur costs such as telephone access charges for which you will be responsible. The telephone voting facilities will close at 11:59 p.m., Eastern Daylight Time, the day before the meeting date.

By Internet — Shareholders of record with internet access may submit proxies by following the internet voting instructions on their Proxy Cards. Most shareholders who hold shares beneficially in street name may provide voting instructions by accessing the website specified on the voting instruction form provided by their brokers, banks or nominees.

Please check the voting instruction form for internet voting availability. Please be aware that if you vote over the internet, you may incur costs such as internet access charges for which you will be responsible. The internet voting facilities will close at 11:59 p.m., Eastern Daylight Time, the day before the meeting date.

In Person at the Meeting — Shares held in your name as the shareholder of record may be voted at the Annual Meeting. Shares held beneficially in street name may be voted in person only if you obtain a legal proxy from the broker, bank or other nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Meeting, we recommend that you also submit your proxy or voting instructions or vote by telephone or the internet so that your vote will be counted if you later decide not to attend the Annual Meeting.

Shareholders who execute the enclosed Proxy Card retain the right to revoke such proxies at any time prior to voting. Unless so revoked, the shares represented by properly executed proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies may be revoked at any time prior to exercise by written notice to the Secretary of the Company or by the filing of a properly executed, later-dated proxy. A proxy will not be voted if a shareholder attends the Annual Meeting and votes in person. The presence of a shareholder at the Annual Meeting alone will not revoke such shareholder’s proxy. Shareholders have no dissenters’ or appraisal rights in connection with the Proposals described herein.

What is the Vote Required for Each Proposal?

Proposal	Vote Required	Broker Discretionary Voting Allowed?	Effect of Abstentions and Broker Non-Votes
Proposal I — Election of Directors	Affirmative vote of a plurality of all the votes cast at the Annual Meeting	No	Broker non-votes and a proxy marked “withhold authority” with respect to the director nominee are not counted as votes cast for purposes of the election of a director nominee and, therefore, will have no effect on the outcome of such election.
Proposal II — Ratification of Appointment of Independent Auditors	Affirmative vote of a majority of the votes cast at the Annual Meeting	Yes	Abstentions are not counted as votes cast and will have no effect on the outcome of the vote.
Proposal III — Advisory Vote on Compensation of Named Executive Officers	Affirmative vote of a majority of the votes cast at the Annual Meeting	No	Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote.
Proposal IV — Approval of 2023 Stock Incentive Plan	Affirmative vote of a majority of the votes cast at the Annual Meeting	No	Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote.
Proposal V — Approval of 2023 Employee Stock Purchase Plan	Affirmative vote of a majority of the votes cast at the Annual Meeting	No	Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote.
VOTING AND REVOCATION OF PROXIES
Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. If any other matters are properly brought before the Annual Meeting as to which proxies confer discretionary authority, the persons named in the proxy will vote the shares represented thereby on such matters as determined by a majority of the Board of Directors. The proxies solicited by the Board of Directors confer discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve or for good cause will not serve, with respect to matters incident to the conduct of the Annual Meeting and with respect to any other matter presented at the Annual Meeting if notice of such matter has not been delivered to the Company within a reasonable time before the date of this Proxy Statement. Proxies marked as abstentions will not be counted as votes cast. In addition, shares held in street name that have been designated by brokers on Proxy Cards as not voted (“broker non-votes”) will not be counted as votes cast, however brokers are allowed discretionary votes with respect to the proposal relating to the ratification of the Company’s independent registered accounting firm. Proxies marked as abstentions or as broker non-votes will be treated as shares present for purposes of determining whether a quorum is present.
VOTING SECURITIES
The securities which can be voted at the Annual Meeting consist of the Company’s common shares, $0.02 par value per share (“Common Shares” or “Common Stock”) and the Company’s Series A Convertible Preferred Stock, par value $0.02 per share (the “Preferred Stock”), holders of which are entitled to vote on an as-converted basis, together with the holders of our Common Stock, voting together as a single class, on each matter on which the holders of Common Stock are entitled to vote. Shareholders of record as of the close of business on May 1, 2023 (the “Record Date”) are entitled to one vote for each Common Share then held on all matters. As of the Record Date, approximately 25,559,442 Common Shares were issued and outstanding (which includes the shares of Preferred Stock which carry, in the aggregate and on an as-converted basis, the right to vote the equivalent of 950,811 shares of Common Stock). The presence, in person or by proxy, of at least a majority of the total number of Common Shares outstanding and entitled to vote will be necessary to constitute a quorum at the Annual Meeting.
Persons and groups owning in excess of 5% of Company’s Common Shares are required to file certain reports regarding such ownership with the Securities and Exchange Commission (“SEC”) pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth, as of April 25, 2023, the beneficial ownership of each current director, the nominee for director, the Company’s executive officers, each person known to us to beneficially own 5% or more of the outstanding Common Shares, and the executive officers and directors as a group. Percentage of beneficial ownership is based on 25,559,442 Common Shares outstanding as of the Record Date (including our Preferred Stock on an as-converted basis). Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. If applicable and available, ownership information for those persons who beneficially own 5% or more of our Common Shares is based upon filings by such persons with the SEC and other information obtained from such persons.

Unless otherwise indicated, the Company believes that each beneficial owner set forth in the table below has sole voting and investment power. The Company’s directors are divided into two groups — non-independent directors and independent directors. Independent directors are “Independent Directors” as defined by Nasdaq Stock Market corporate governance listing standards (“Nasdaq listing rules”). Unless otherwise indicated, the addresses of all executive officers and directors are c/o NewtekOne, Inc., 4800 T-Rex Avenue, Suite 120, Boca Raton, FL 33431.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Class
Non-Independent Directors:
Barry Sloane(1)	1,294,269	5.1%
Peter Downs(2)	68,437	*
Halli Razon-Feingold(3)	19,145	*
Independent Directors:
Gregory Zink(7)	26,173	*
Salvatore Mulia(7)	61,210	*
Richard Salute(7)	26,575	*
Fernando Perez-Hickman(7)	42,670	*
Executive Officers:
Nicholas Leger(4)	18,493	*
Michael Schwartz(5)	40,966	*
Nicolas Young(6)	28,539	*
All current directors and executive officers as a group	1,626,477	6.4%
____________
* Less than 1% of total Common Shares outstanding as of the Record Date.
(1)      Includes 176,221 Shares owned by The B Sloane Family Foundation, a 501(c)(3) private foundation, of which Mr. Sloane shares voting and dispositive power; 61,652 restricted Common Shares awarded to Mr. Sloane in December 2022, vesting on December 28, 2025, 47,081 restricted Common Shares awarded in August 2022, vesting on August 15, 2025, and 83,217 restricted Common Shares awarded in February 2021, with one-third vested on each of February 15, 2022 and February 15, 2023, and one-third vesting on February 15 2024.

(2)      Includes 17,655 restricted Common Shares awarded in August 2022, vesting on August 15, 2025; and 11,557 restricted Common Shares awarded in February 2021, with one-third vested on each of February 15, 2022 and February 15, 2023, and one-third vesting on February 15, 2024.
(3) Includes 3,467 restricted Common Shares awarded in February 2021, with one-third vested on each of February 15, 2022 and February 15, 2023, and one-third vesting on February 15, 2024; and 7,062 restricted Common Shares awarded in August 2022, vesting on August 15, 2025.
(4)      Includes 10,593 restricted Common Shares awarded in August 2022, vesting on August 15, 2025; and 4,623 restricted Common Shares awarded in February 2021, with one-third vested in 2021 and on February 15, 2023, and one-third vesting on February 15, 2024.
(5)      Includes 14,124 restricted Common Shares awarded in August 2022, vesting on August 15, 2025; 3,082 restricted Common Shares awarded in March 2021, with one-third vested on each of March 15, 2022 and March 15, 2023, and one-third vesting on March 15, 2024; and 6,935 restricted Common Shares awarded in February 2021, with one-third vested on each of February 15, 2022 and February 15, 2023, and one-third vesting on February 15, 2024.
(6)     Includes 9,416 restricted Common Shares awarded in August 2022, vesting on August 15, 2025 and 17,197 restricted Common Shares awarded in August 2021, with one-third vested on August 2, 2022 and one-third vesting on each of August 2, 2023 and August 2, 2024.
(7)      Includes 2,000 restricted Common Shares awarded in June 2022 as equity-based compensation to non-employee directors Mulia, Salute, Perez-Hickman and Zink, at the beginning of their 2022 terms of service, which forfeiture restrictions will lapse as to one-third of such Common Shares each year for three years.

Dollar Range of Equity Securities in the Company Beneficially Owned by Each Director:
Name of Director	Dollar Range of Equity Securities in NewtekOne, Inc.(1)(2)
Non-Independent Directors:
Barry Sloane	Over $100,000
Peter Downs	Over $100,000
Halli Razon-Feingold	Over $100,000
Independent Directors:
Richard Salute	Over $100,000
Salvatore Mulia	Over $100,000
Gregory Zink	Over $100,000
Fernando Perez-Hickman	Over $100,000
____________
(1)      Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or Over $100,000.
(2)      The dollar range of equity securities beneficially owned is based on the closing price for our Common Shares of $11.35 on April 25, 2023 on the Nasdaq Global Market. Beneficial ownership has been determined in accordance with Rule 13d-3 of the Exchange Act.

PROPOSAL I — ELECTION OF DIRECTORS
Richard Salute and Salvatore Mulia have been nominated for re-election for terms expiring in 2026. Messrs. Salute and Mulia are not being nominated as directors for election pursuant to any agreements or understandings between the Company and each of Messrs. Salute and Mulia. Messrs. Salute and Mulia have indicated their willingness to continue to serve if elected and have consented to be named as nominees. Messrs. Salute and Mulia are “independent directors” of the Company, as such term is defined under Nasdaq listing rules.
A shareholder can vote for or withhold his or her vote for the nominees. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of the nominees named in this Proxy Statement. If a nominee should decline or be unable to serve as a director, it is intended that the proxy will be voted for the election of the person nominated by our Board of Directors as a replacement. Our Board of Directors has no reason to believe that the nominees will be unable or unwilling to serve.
Required Vote
The director nominees shall be elected by a plurality of all the votes cast at the Annual Meeting, in person or by proxy, if a quorum is present. Shareholders may not cumulate their votes. If you vote “withhold authority” with respect to a nominee, your shares will not be voted with respect to the person indicated. Because directors are elected by a plurality of the votes cast, an abstention will have no effect on the outcome of the vote and, therefore, is not offered as a voting option for this proposal. Common Shares represented by broker non-votes are not considered votes cast, and thus have no effect on this proposal.
Information about the Directors and Executive Officers
Set forth below is information, as of May 1, 2023, regarding Messrs. Mulia and Salute who are being nominated for election as directors of the Company at the Annual Meeting, as well as information about our other current directors whose terms of office will continue after the Annual Meeting. Included below is specific information about each director’s experience, qualifications, attributes or skills that led the Board of Directors to the conclusion that the individual is qualified to serve on our Board, in light of our business and structure.
(1)    The business addresses of the director nominees and the other directors are c/o NewtekOne, Inc., 4800 T-Rex Avenue, Suite 120, Boca Raton, FL 33431.

Nominees for Class III Directors — Terms Expiring 2026

Name, Address, and Age(1)	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director or Nominee for Director During Past 5 Years
Messrs. Salute and Mulia are Independent Directors as defined by Nasdaq listing rules.
Richard Salute, 77	Director	Class III Director since 2015; Term expires 2023	Retired	Director, Walker Innovation Inc., 2015-2018
Salvatore Mulia, 75	Director	Director since 2004 and Class III Director since 2014; Term expires 2023	Retired
Mr. Salute served as Capital Markets and SEC Practice Director at J.H. Cohn and CohnReznick LLP from 2004 to 2014. Prior to that, he spent 29 years, from 1972 to 2001, at Arthur Andersen managing complex audits for public and private companies. During his tenure, he was responsible for providing clients with strategic planning services as well as consulting on corporate finance, mergers and acquisitions, and process evaluation. His clients included large multinational companies and entrepreneurial start-ups. In addition to his client responsibilities, he started three business lines for Arthur Anderson: the Enterprise Group (New York Metropolitan area), the Technology Practice (New York office) and the Bankruptcy and Corporate Recovery Practice (nationwide). More recently, Mr. Salute served as Chief Financial Officer of PAVmed Inc. from June 2014 to September 2015. Mr. Salute also served as a director of Walker Innovation Inc. from 2015 through 2018. Mr. Salute is a graduate of Adelphi University and a member of the American Institute of Certified Public Accountants and the New York State Society of Certified

Public Accountants. Mr. Salute has more than 39 years of audit, accounting, and tax experience. His extensive audit, accounting, and tax experience and relationships with industry players are an asset to our Board of Directors. Mr. Salute’s expertise and experience also qualify him to serve as chairman of the Audit Committee and as the Audit Committee Financial Expert. Mr. Salute’s experience with SEC matters includes numerous initial public offerings and his experience representing publicly traded, as well as over-the-counter market traded, clients provides a significant addition to the Board of Directors.
Mr. Mulia, prior to his retirement in 2017, was a financial advisor and principal at RTM Financial Services, Westport, CT, a firm he founded with his wife. RTM was involved in advising small business with an emphasis on leasing and lending advisory services since February 2003. From February 2001 to February 2003, Mr. Mulia was Executive Vice President of Pitney Bowes Capital Corp, Shelton, CT which was engaged in providing financial services to business customers. From 1980 to 1993, Mr. Mulia held senior management positions within General Electric’s Financial Services Division, GE Capital Corporation (“GECC”), and was responsible for developing new products and business initiatives in financial services. In addition, during his tenure at GECC, Mr. Mulia was a principal in GEVEST, GECC’s investment banking unit, where he headed syndication and led acquisition teams which acquired leasing companies including TransAmerica Leasing, Chase Manhattan’s leasing subsidiary and LeaseAmerica. Mr. Mulia’s experience in the financial services industry, as well as his experience with smaller to mid-sized companies needing capital and debt and his understanding of these businesses provides a significant addition to our Board of Directors. His understanding of the dynamics of these businesses has been particularly helpful in addressing similar issues of the Company and this experience provides a significant addition to the Board of Directors.

Incumbent Class II Directors — Terms Expiring 2025

Name, Address, and Age(1)	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director or Nominee for Director During Past 5 Years
Messrs. Zink and Perez-Hickman are Independent Directors as defined by Nasdaq listing rules.
Gregory Zink, 66	Director	Class II Director since 2017; term expires in 2025	Partner at Newport LLC 2021-current; Managing partner, Lowell Group, LLC, 1988-2021; Managing Director ExigoAsiaPacific, LLC, 2018-2022.
Fernando Perez-Hickman, 55	Director	Class II Director since 2021; term expires in 2025
Managing Partner, Azora Exan; Vice Chairman, Director of Corporate Strategy and member of IBERIABANK’s
Planning Group Committee from 2017-2020; Executive Chairman of the Board of
Directors of Sabadell United Bank, 2007-2017
Executive Chairman of the Board of Directors of Sabadell United Bank, June 2007 to August 2017
Mrs. Razon-Feingold is not an Independent Director as defined by Nasdaq listing rules.
Halli Razon-Feingold, 34	Director; Chief Administrative Officer and Senior Vice President, Human Resources	Class II Director since 2021; term expires in 2025	Chief Administrative Officer of the Company since July 2016, and Senior Vice President, Human Resources of the Company since July 2019
Mr. Zink has served as an independent director of the Company since 2017. Mr. Zink is a Partner at Newport LLC, a national strategic advisory firm that specializes in helping owners and CEOs of privately held, growth stage companies accelerate growth and significantly improve the value of their businesses. From 1998 to 2021, Mr. Zink was the principal of the Lowell Group, LLC, a management consulting firm which provided strategic, operational, marketing and financial consulting assistance to start-up, small and medium size businesses. From 2018 to 2022, Mr. Zink was a managing director of ExigoAsia Pacific, LLC. a manufacturer of commercial fitness equipment. From 1988 through 2019, Mr. Zink served as the Chief Executive Officer, Chief Financial Officer and Director of NGJ Brand Solutions, a distributor of commercial fitness equipment and health and wellness solutions provider in Japan. Mr. Zink was also previously employed by Newtek as an Executive Vice President from 2000-2005, Touche Ross/Deloitte Consulting, AT&T, and is a graduate of the General Electric Financial Management Program. Mr. Zink has an MBA from the Wharton School of the University of Pennsylvania. Mr. Zink’s professional experience provides a significant addition to the Board of Directors. Mr. Zink’s many years of experience providing consulting and financial advice to small and medium sized businesses, provides a significant addition to the Board of Directors.

Mr. Perez-Hickman is a Managing Partner at Azora Capital, a Madrid-based European based private equity firm, and its U.S. affiliate Azora Exan, based in Miami, Florida. Mr. Perez-Hickman served as Vice Chairman, Director of Corporate Strategy and member of IBERIABANK’s Planning Group Committee from 2007 until its merger with First Horizon Bank in July 2020. At IBERIABANK, he was responsible for corporate strategy and mergers and acquisitions, supervising the Consumer and Retail Banking Division, reporting to the CEO. From 2007 to 2017, Mr. Perez-Hickman served as Executive Chairman of the Board of Sabadell United Bank and Managing Director of Santander Private Banking International. Mr. Perez-Hickman’s broad experience as a highly successful and experienced executive with a proven track record in management, mergers and acquisitions and value creation at financial services businesses in the United States, Spain and international markets, provides a significant addition to the Board of Directors.

Mrs. Razon-Feingold has served as the Company’s Chief Administrative Officer since July 2016 and as Senior Vice President of Human Resources for the Company since July 2019. Mrs. Razon-Feingold’s tenure at the Company spans over ten years, with her current principal responsibilities centered on managing the Executive department and all areas of Human Resources for the Company and all of its subsidiaries. Mrs. Razon-Feingold holds a master’s degree in Industrial/Organizational Psychology from CUNY Baruch College and a bachelor’s degree in Psychology from Hofstra University. Mrs. Razon-Feingold’s long experience with the Company provides a significant addition to the Board of Directors.

Incumbent Class I Directors — Terms Expiring 2024

Name, Address, and Age(1)	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director or Nominee for Director During Past 5 Years
Messrs. Sloane and Downs are not Independent Directors as defined by Nasdaq listing rules.
Barry Sloane, 63	Director; Chief Executive Officer and President	Director since 1999 and Class I Director since 2014; Term expires 2024	Chief Executive Officer and President of the Company; Chief Executive Officer of Newtek Bank, N.A.
Peter Downs, 58	Director; Chief Lending Officer	Class I Director since 2014; Term expires 2024	Chief Lending Officer of the Company and Newtek Bank, N.A.; President of Newtek Small Business Finance, LLC
Mr. Sloane has served as our Chairman and Chief Executive Officer since 1999, as our President since 2008 and Chief Executive Officer of Newtek Bank, N.A. since January 2023. Mr. Sloane founded the Company in 1998 and is an executive officer of each of the Company’s subsidiaries. From September 1993 through July 1995, Mr. Sloane was a Managing Director of Smith Barney, Inc. While there, he directed the Commercial and Residential Real Estate Securitization Unit, and he was national sales manager for institutional mortgage and asset backed securities sales. From April 1991 through September 1993, Mr. Sloane was founder and President of Aegis Capital Markets, a consumer loan origination and securitization business which was eventually taken public with the name of “Aegis Consumer Funding.” From October 1988 through March 1991, Mr. Sloane was Senior Vice President of Donaldson, Lufkin and Jenrette, where he was responsible for directing sales of mortgage-backed securities. From August 1982 to September 1988, Mr. Sloane was a senior mortgage security salesman and trader for Bear Stearns, L.F. Rothschild, E.F. Hutton and Paine Webber. Mr. Sloane’s broad business and financial experience and his knowledge of the Company’s businesses have been of great value to the other members of the Board and qualify him to serve on our Board of Directors and as the Chairman of our Board of Directors.

Mr. Downs is the Company’s Chief Lending Officer. Mr. Downs joined the Company in 2003 and has been the President of Newtek Small Business Finance, LLC (“NSBF”), the Company’s wholly owned subsidiary, and a member of the NSBF board of directors. Mr. Downs became Chief Lending Officer of Newtek Bank in January 2023. He has had primary responsibility for the development of the Company’s lending policies and procedures, portfolio and marketing, from its inception. Prior to joining the Company in 2003, Mr. Downs spent sixteen years in various small business lending roles within the banking industry. From 1990 to 2001, he was employed with European American Bank (“EAB”), where he held various positions including New Business Development Officer for Small Business Lending and Group Manager of Retail Small Business Lending which encompassed the underwriting and servicing of the bank’s small business loan portfolio. Subsequent to EAB’s acquisition by Citibank, Mr. Downs ran the bank’s U.S. Small Business Administration (“SBA”) lending portfolio in New York, and eventually was named the National Director of SBA lending, after which he was responsible for coordinating the bank’s SBA underwriting and sales efforts in all Citibank markets across the country. In addition to his banking experience, he has been involved in several non-profit small business advisory boards, and has been a member of the National Association of Government Guaranteed Lenders (NAGGL) Regional Technical Issues Committee. Mr. Down’s history with the Company and extensive experience in the small business lending space, including SBA 7(a) lending, provides our Board of Directors with the valuable insight of an experienced lender.
The Board of Directors and Board of Directors Meetings
The Company’s Board of Directors and management are committed to responsible corporate governance to ensure that the Company is managed for the long-term benefit of its shareholders. To that end, the Board of Directors and executive committee, comprised of the Company’s named executive officers (the “Executive Committee”), periodically review and update, as appropriate, the Company’s corporate governance policies and practices. In doing so, the Board of Directors and Executive Committee review published guidelines and recommendations of institutional shareholder organizations and current best practices of similarly situated public companies. The Board of Directors and Executive Committee also regularly evaluate and, when appropriate, revise the Company’s corporate governance policies and practices in accordance with the requirements of the Sarbanes-Oxley Act of 2002 and the rules issued by the SEC and rules and listing standards issued by The Nasdaq® Stock Market, Inc. (“Nasdaq”) where the Company’s Common Shares are listed and traded.
During the fiscal year ended December 31, 2022, the Board of Directors held a total of 19 meetings, the Audit Committee held 4 meetings and the Compensation, Corporate Governance and Nominating Committee (the “Nominating Committee”) held 4 meetings. Each of the incumbent directors attended at least 75% of the aggregate of the Board of Directors meetings and meetings of the committee(s) on which he or she served held during the last fiscal year. All members of the Board of Directors make a diligent effort to attend all board and committee meetings, as well as the Annual Meeting of Shareholders. In 2022, all members of the Board of Directors attended the Annual Meeting of Shareholders.
Corporate Governance Policies
The Company has adopted corporate governance policies which are available at the Investor Relations page of www.newtekone.com (http://investor.newtekbusinessservices.com/corporate-governance.cfm). The corporate governance policies are also available in print to any shareholder who requests them. These policies were adopted by the Board of Directors, among other things, to best ensure that the Board of Directors is independent from management, that the Board of Directors adequately performs its function as the overseer of management and to help ensure that the interests of the Board of Directors and management align with the interests of the shareholders.
On an annual basis, each director and executive officer is obligated to complete a Directors’ and Officers’ Questionnaire which requires disclosure of any transactions with the Company in which the director or executive officer, or any member of his or her immediate family, have a direct or indirect material interest.

Committees of the Board of Directors
The Board of Directors currently has three standing committees: the Audit Committee, the Compensation, Corporate Governance and Nominating Committee (the “Nominating Committee”) and the Risk Committee. Each member of the Audit Committee and the Nominating Committee is independent as defined by applicable Nasdaq and SEC rules. The Risk Committee is comprised of both independent directors and directors who are members of Company management. A brief description of each committee is included in this Proxy Statement and each of the committees has a written charter approved by the Board of Directors, which is available on the Investor Relations page of our website at www.newtekone.com (http://investor.newtekbusinessservices.com/corporate-governance.cfm).
Audit Committee.    The Board of Directors has established an Audit Committee in accordance with the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Audit Committee consists of Messrs. Salute, Mulia and Zink, each of whom is an “independent director” as defined in the Nasdaq listing standards, and operates pursuant to its written charter. Mr. Salute serves as Chair of the Audit Committee and currently serves as the “audit committee financial expert,” as defined under applicable SEC rules. The Audit Committee is authorized to examine and approve the audit report prepared by the independent auditors of the Company, to review and select the independent auditors to be engaged by the Company, to review the internal accounting controls and audit policies. In addition, the Board of Directors has determined that all members of the Audit Committee are “financially literate” as that term is defined by applicable Nasdaq and SEC rules.
Compensation, Corporate Governance and Nominating Committee (the “Nominating Committee”).    The Board of Directors has established a Nominating Committee. The Company’s Nominating Committee consists of Messrs. Mulia, Salute and Zink, each of whom is an “independent director” as defined in the Nasdaq listing standards, and operates pursuant to its written charter. Mr. Mulia and Mr. Zink currently serve as Co-Chairs of the Nominating Committee. The Nominating Committee evaluates the compensation and benefits of the directors, officers and employees, recommends changes, and monitors and evaluates employee performance. The Nominating Committee is generally responsible for identifying corporate governance issues, creating corporate governance policies, identifying and recommending potential candidates for election to the Board of Directors, reviewing and approving conflicts of interest or related party transactions and reviewing executive and director compensation and performance.
The Nominating Committee seeks candidates who possess the background, skills, and expertise to make a significant contribution to the Board of Directors, the Company, and its shareholders. In considering possible candidates for election as a director, the Nominating Committee will take into account, in addition to such other factors as it deems relevant, the desirability of selecting candidates who:
•        Are of the highest character and integrity;
•        Are free of any conflict of interest;
•        Are willing and able to devote sufficient time to the affairs of the Company; and
•        Have the capacity and desire to represent the best interests of the shareholders.
The Nominating Committee has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. However, in determining whether to recommend a director nominee, the Nominating Committee considers and discusses diversity, among other factors, with a view toward the needs of the Board of Directors as a whole. The Nominating Committee generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to the Board of Directors, when identifying and recommending director nominees. The Nominating Committee believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the Nominating Committee’s goal of creating a Board of Directors that best serves the needs of the Company and the interest of its shareholders.

With these factors and goals in mind, in September 2021, following the nominations by the Nominating Committee, the Board of Directors increased the number of directors constituting the entire Board of Directors from five to seven, and elected Mr. Perez-Hickman and Mrs. Razon-Feingold to the Board of Directors, further diversifying the Company’s Board of Directors and serving the needs of the Company and the interest of its shareholders.

Risk Committee. The Board of Directors established a Risk Committee during 2023. The Company’s Risk Committee consists of Messrs. Salute and Perez-Hickman each of whom is an “independent director” as defined in the Nasdaq listing standards, and Messrs. Sloane and Downs, who are employee directors. The Risk Committee, with Mr. Sloane as its chair, operates pursuant to its written charter and assists the Board of Directors in its oversight of the Company’s long-term strategy development and implementation, exercise of fiduciary duties, and enterprise-wide risk-management framework, including the policies, procedures, strategies, and systems established to measure, mitigate, monitor and report major risks to the Company.

On August 6, 2021, the SEC approved Nasdaq Listing Rule 5606, which requires each Nasdaq-listed company to annually disclose information on the voluntary self-identified gender, racial characteristics, and LGBTQ+ status of the company’s board of directors. The requirement is intended to make consistent and comparable statistics widely available to investors regarding the number of diverse directors serving on a Nasdaq-listed company’s board. In compliance with Nasdaq Rule 5606, the Company is including the following Board Diversity Matrix for the Company as of May 1, 2023:

BOARD DIVERSITY MATRIX

Total Number of Directors	7
Part I: Gender Identity	Female	Male	Non-Binary	Did Not Disclose Gender
Directors	1	6	—	—
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or American Indian	—	—	—	—
Asian	—	—	—	—
Hispanic or Latinx	—	1	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	1	5	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—	—	—	—
Did Not Disclose Demographic Background	—	—	—	—
Director Independence and Executive Sessions

Nasdaq listing standards and the Exchange Act require that a majority of the Board of Directors and every member of our Audit Committee and Nominating Committee are “independent.” Our Board of Directors reviews the independence of its members annually.
The Board of Directors has determined that Messrs. Mulia, Zink, Salute and Perez-Hickman qualify as “independent” as defined by applicable Nasdaq and SEC rules. In making this determination, the Board of Directors has concluded that none of these members has a relationship which, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.
It is the policy of the Board of Directors to hold executive sessions of the independent directors meeting without management at the conclusion of regularly scheduled meetings and as requested by a director. Mr. Salute presides over these meetings of the independent directors.

Leadership Structure
The Company currently combines the role of Chairman of the Board of Directors with the role of Chief Executive Officer. Our Board of Directors believes this provides an efficient and effective leadership model for our Company. Combining the Chairman and Chief Executive Officer roles fosters clear accountability, effective decision-making, and alignment on corporate strategy. Mr. Sloane has served as Chairman and Chief Executive Officer of the Company since 1999 and as President since 2008. The Board of Directors continues to believe that our leadership structure is appropriate since Mr. Sloane has over 30 years of experience in our industry or related businesses, and under his leadership our management team has executed a strategy that has significantly improved our earnings growth, cash flow stability and competitiveness. No single leadership model is right for all companies at all times. Our Board of Directors recognizes that depending on the circumstances, other leadership models might be appropriate. Accordingly, our Board of Directors periodically reviews its leadership structure.
Moreover, our Board of Directors believes that its governance practices provide adequate safeguards against any potential risks that might be associated with having a combined Chairman and Chief Executive Officer. Specifically:
•        four of our seven current directors are independent directors;
•        all of the members of our Audit Committee and Nominating Committee are independent directors;
•        our Board of Directors and its committees regularly conduct scheduled, and as needed, meetings in executive session, out of the presence of Messrs. Sloane and Downs and Mrs. Razon-Feingold and other members of management;
•        our Board of Directors and its committees regularly conduct meetings which specifically include Messrs. Sloane and Downs and Mrs. Razon-Feingold;
•        our Board of Directors and its committees remain in close contact with, and receive reports on various aspects of the Company’s management and enterprise risk directly from our senior management and independent auditors; and
•        our Board of Directors, including the independent directors, and its committees interact with employees of the Company outside the ranks of senior management.
The Company has not appointed a lead independent director.
Board of Directors Risk Oversight
While management is responsible for identifying, assessing and managing risk, our Board of Directors, at both the full board and committee levels, is responsible for risk oversight with a focus on the most significant risks facing the Company. The Board of Directors’ risk oversight includes all enterprise-wide risk categories relevant to the Company, including credit risk, market risk, liquidity risk, operational risk, compliance/regulatory risk, legal risk, strategic/reputational risk and any other material risk faced by the Company.
During each year, management and the Board of Directors jointly review major risks that the Company prioritizes in the following year. In 2022, the Board of Directors focused on the following areas of risk:

•        determining NewtekOne’s long-term growth and strategic alternatives, including acquiring the National Bank of New York City (renamed Newtek Bank, N.A.) (the “Bank Acquisition”), discontinuing the Company’s election to be regulated under the Investment Company Act of 1940 (the “1940 Act”) and becoming a bank holding company electing financial holding company status;
•        strategic and operational planning, including the evaluation of the Company’s capital structure and long-term debt financing;

•       overseeing the Executive Committee’s navigation of the Company through the volatility, uncertainty and unpredictability caused by the macroeconomic and other challenges and uncertainties related to the U.S.

and global economies, including the impacts to financial markets and macroeconomic environments by higher inflation and higher interest rates; the Bank Acquisition and conversion to a financial holding company;
•       overseeing, reviewing and approving management’s estimates of fair value of the Company’s investment portfolio; and
•        legal and regulatory compliance.
The Board of Directors has delegated responsibility for the oversight of specific risks to Board of Directors committees. The Audit Committee oversees risks associated with:
•        the Company’s financial statements and financial reporting; and
•        internal controls over financial reporting.
The Nominating Committee considers the risks associated with:
•        compensation policies and practices;
•        management resources, structure, succession planning and management development;
•        overall governance practices and the structure and leadership of the Board of Directors; and
•        related person transactions and the code of conduct for all employees, officers and directors.

The newly formed Risk Committee will consider the risks associated with the Company’s enterprise-wide risk-management framework, including the policies, procedures, strategies, and systems established to measure, mitigate, monitor and report major risks to the Company, including:
•      credit risk;
•      market risk;
•      liquidity risk;
•  operational risk,
•  compliance/regulatory/legal risk; and
•      strategic/reputational risk and any other material risk faced by the Company.
The Board of Directors is kept informed of each committee’s risk oversight and any other activities deemed to engender risk via periodic reports from management and the committee chairs. Our Board of Directors recognizes the importance of risk oversight, and its role is consistent with the Board of Directors’ leadership structure, the Chief Executive Officer and the senior management of the Company. Our Executive Committee is responsible for assessing and managing risk exposure and the Board of Directors, and committees of the Board of Directors provide the oversight consistent with those efforts.
Director Nominations
In considering whether to recommend any particular candidate for inclusion in the Board of Directors’ slate of recommended director nominees, the Nominating Committee applies the criteria set forth in the Governance Guidelines. These criteria include the candidate’s integrity, business acumen, knowledge of our business and industry, experience, diligence, absence of conflicts of interest and the ability to act in the interest of all shareholders. The Nominating Committee does not assign specific weights to particular criteria, and no particular criterion is a prerequisite for each prospective nominee. We believe that the backgrounds and qualifications of our directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will best allow the Board of Directors to fulfill its responsibilities.

Our Board of Directors does not have a specific diversity policy, but considers diversity of race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities in evaluating candidates for board membership. We believe diversity is important because a variety of viewpoints can help to contribute to an effective decision-making process.

Shareholders may recommend individuals to the Nominating Committee for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials. The recommendation should be sent to the Nominating Committee, c/o Michael A. Schwartz, Corporate Secretary, NewtekOne, Inc., 1981 Marcus Avenue, Suite 130, Lake Success, New York 11042. Assuming that appropriate biographical and background material has been provided on a timely basis, the Nominating Committee will evaluate shareholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates recommended by our Board of Directors. If the Board of Directors determines to nominate a shareholder-recommended candidate and recommends his or her election, then his or her name will be included in the proposal for election for the next annual meeting.

Shareholders also have the right under our Bylaws to nominate director candidates, without any action or recommendation on the part of the Nominating Committee or the Board of Directors, by following the procedures set forth under “Shareholder Proposals” in our Proxy Statement. Candidates nominated by shareholders in accordance with the procedures set forth in our Bylaws may be included in our Proxy Statement and solicitation for the next annual meeting.
Code of Business Conduct and Ethics and Insider Trading Policy

We are committed to strong corporate governance. Our Board of Directors has adopted a Code of Business Conduct and Ethics (the “Code of Ethics”) and Insider Trading Policy that are applicable to all members of our Board, officers and employees and contractors. The Code of Ethics guides us in how we conduct our business and work with each other, and reflects our values, standards and expectations. Our Insider Trading Policy establishes procedures for personal investments and restricts certain personal securities transactions. Our current Code of Ethics and Insider Trading Policy are posted on the Investor Relations section of our website at http://investor.newtekbusinessservices.com.
Hedging and Speculative Trading

The Board of Directors has adopted, as part of the Company’s Insider Trading Policy, a policy prohibiting covered persons, including our directors and executive officers, from hedging or pledging our securities, making short sales or trading in derivative securities related to our securities.

Certain Relationships and Related Party Transactions

We have written procedures in place for the review, approval and monitoring of transactions involving the Company and certain persons related to the Company. When the company operated as a BDC for the year ended December 31, 2022, the Company was prohibited under the 1940 Act from participating in certain transactions with certain of its affiliates without meeting certain requirements, such as the prior approval of the independent directors and, in some cases, the SEC. The affiliates with which the Company was prohibited from transacting include its officers, directors and employees and any person who owns 5% or more of our outstanding voting securities or controlling or under common control with the Company.

The Board of Directors, in consultation with the Nominating Committee, reviews all potential related party transactions on an ongoing basis, and all such transactions must be approved by the Board of Directors. The Board of Directors reviews such transactions on a case-by-case basis. In addition, the Nominating Committee or the Board of Directors reviews and approves all compensation-related policies involving our directors and executive officers. The Board of Directors may approve or ratify a related party transaction only if it determines that, under all of the circumstances, the transaction is in, or is not inconsistent with, our best interests. The Board of Directors may impose any conditions on the related person transaction that it deems appropriate.

Mr. Sloane’s nephew, Kyle Sloane, is employed by one of the Company’s subsidiaries. Kyle Sloane earned in excess of $125,000 for the year ended December 31, 2022.
Director Compensation
The Board of Directors has adopted a plan for compensation of non-employee directors which gives effect to the time and effort required of each of them in the performance of their duties. For 2022, the Board of Directors provided for the payment of annual cash compensation in the amount of $125,000 for each non-employee director, with no additional fees for committee membership or chairmanship. In addition, pursuant to the terms of the Company’s Amended and Restated 2014 Stock Incentive Plan, non-employee directors were eligible to be granted up to 2,000 shares of Company restricted stock awards (the “Restricted Stock Awards”) at the beginning of each one-year term of service on the Board, with one-third of such Restricted Stock Awards vesting on each of the next three anniversaries of the date of grant. In June 2022, non-employee directors Salute, Mulia, Zink and Perez-Hickman were awarded 2,000 Restricted Stock Awards at the beginning of their 2022 terms of service, which forfeiture restrictions will lapse as to one-third of such Restricted Stock Awards each year for three years.
Directors do not receive any perquisites or other personal benefits from the Company.
2022 Director Summary Compensation Table
The following table discloses the cash, equity awards and other compensation earned, paid or awarded, as the case may be, to each of our current directors during the fiscal years ended December 31, 2022.

Name of Director	Fees earned or Paid in Cash ($)	Stock Awards ($)(2)(3)	Option Awards ($)	All Other Compensation ($)	Total ($)
Current Independent Directors:
Salvatore F. Mulia	125,000	38,000	—	—	163,000
Richard Salute	125,000	38,000	—	—	163,000
Gregory Zink	125,000	38,000	—	—	163,000
Fernando Perez-Hickman	125,000	38,000	—	—	163,000
Non-Independent Directors:					—
Barry Sloane(1)	—	—	—	—	—
Peter Downs(1)	—	—	—	—	—
Halli Razon-Feingold(1)	—	—	—	—	—
____________
(1)      As employee directors, Messrs. Sloane and Downs and Mrs. Razon-Feingold do not receive any compensation for their service as directors. The compensation of our named executive officers is disclosed in the Summary Compensation Table and elsewhere under “EXECUTIVE COMPENSATION.”
(2)      The values provided in this column represent the grant date fair value of the 2,000 Restricted Stock Awards made to the non-employee directors Salute, Mulia, Zink and Perez-Hickman in June 2022, as determined in accordance with the requirements of Financial Accounting Standards Board Accounting Standards Codifiation Topic 718 (“FASB ASC Topic 718”). Such Restricted Stock Awards were granted at the beginning of their terms of service, which forfeiture restrictions will lapse as to one-third of such Restricted Stock Awards each year for three years.
(3)     The aggregate number of outstanding stock awards held as of December 31, 2022 by each individual that served as a non-employee director during the fiscal year ended December 31, 2022 were as follows: 2,000 Restricted Stock Awards for Mr. Mulia, 2,000 Restricted Stock Awards for Mr. Salute, 2,000 Restricted Stock Awards for Mr. Zink and 2,000 Restricted Stock Awards for Mr. Perez-Hickman.
Chief Executive Officer Pay Ratio
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and applicable SEC rules, we are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of our Chief Executive Officer and President, Barry Sloane.
For fiscal year 2022, the median of the annual total compensation of all of our employees (other than Mr. Sloane, our Chief Executive Officer) was $122,000 and the annual total compensation of our Chief Executive Officer, as reported in the Summary Compensation Table, was $1,700,000. Based on this information, our Chief Executive Officer’s 2022 annual total compensation was approximately 13.9 times that of the median of the 2022 annual total compensation of all of our employees.
We selected December 31, 2022 as the date used to identify our “median employee” whose annual total compensation was the median of the annual total compensation of all our employees (other than our Chief Executive Officer) for 2022. As of December 31, 2022, our employee population consisted of 104 individuals who are located in our Lake Success, New York and Boca Raton, Florida offices, as well as individuals who work remotely out of their residences in various states. To identify our median employee, we compared the annual total compensation for each of our employees, as determined in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, which included salary and bonus. In making this determination, we annualized the compensation of 7 employees who were hired in 2022 but did not work for us the entire fiscal year.
EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
2022 Named Executive Officers
This compensation discussion and analysis (“CD&A”) provides 2022 compensation information for the following named executive officers (“NEOs”). References to “2022 NEOs” in this CD&A are references to Messrs. Sloane, Leger, Downs, Schwartz, and Young.

Name	Age	Position
Barry Sloane	63	Chairman, Chief Executive Officer and President
Nicholas Leger	42	Chief Accounting Officer and Executive Vice President
Peter Downs	58	Chief Lending Officer; President Newtek Small Business Finance, LLC
Michael A. Schwartz	62	Chief Legal Officer, Chief Compliance Officer and Corporate Secretary
Nicolas Young	46	Chief Risk Officer
Information about 2022 NEOs Who Are Not Directors

Nicholas J. Leger, age 42, was appointed the Company’s Chief Accounting Officer effective as of February 5, 2021. Mr. Leger, has, since November 2015, served as Vice President of Finance and Controller of Newtek Small Business Finance, LLC (“NSBF”), the Company’s consolidated subsidiary that operates as a nationally licensed SBA lender under the federal Section 7(a) loan program, with principal responsibility for financial reporting and the development and implementation of NSBF’s accounting policies and practices. Mr. Leger previously worked at First Data Corp. as a Manager and Senior Accountant, in the Financial Planning and Reporting department, from 2005 to 2015, and previously worked in public accounting as a Senior Associate for PricewaterhouseCoopers (“PWC”) from 2004 to 2005 and with RSM from 2001 to 2004, primarily in the audit of public and private entities. Mr. Leger graduated from Bentley University in 2002 with a bachelor’s degree in Accounting.

Michael A. Schwartz, age 62, has served as Chief Legal Officer and Corporate Secretary since January 2015. In October 2015, Mr. Schwartz was appointed the Company’s Chief Compliance Officer. Beginning in November 2013, Mr. Schwartz was Senior Counsel to the Company. Prior to joining the Company, Mr. Schwartz spent twenty-two years in private practice specializing in complex litigation in the fields of securities, mergers and acquisitions, corporate governance, commercial law, unfair employment practices, consumer protection and antitrust. Mr. Schwartz served on the Company’s Board of Directors from 2005 through 2009.

Nicolas Young, age 46, was appointed President and Chief Operating Officer of the Company’s subsidiary Newtek Bank on January 6, 2023. From August 2, 2021 until January 2023, Mr. Young was the Company’s Chief Risk Officer. Mr. Young previously served as Executive Vice President & Chief Credit Officer for IBERIABANK, and was EVP & Chief Risk Officer of Sabadell in Miami, Florida. Mr. Young has over 20 years’ experience in credit and risk management. Mr. Young is a native of Montevideo, Uruguay and holds a Bachelor of Economics from Universidad ORT Uruguay.

Compensation Discussion and Analysis
Introduction
The following CD&A includes our compensation philosophy, a description of our compensation program and the program’s objectives, the elements of compensation used to pay our executives and the compensation-related decisions made with respect to our NEOs as set forth below.
Compensation Philosophy and Objectives
Our compensation programs are designed to attract and retain key employees and to motivate them to achieve, and reward them for achieving, superior performance. Different programs are geared to shorter- and longer-term performance, with the goal of increasing shareholder value over the long-term. Because we believe the performance of every employee is important to our success, we are mindful of the effect of executive compensation and incentive programs on all of our employees.
We believe that the compensation of our executives should reflect their success as a management team, rather than just as individuals, in attaining key operating objectives, such as growth of our after tax net income, credit quality of our loan portfolios, growth of revenues in our non-bank subsidiaries, return on average assets (“ROAA”), return on equity (“ROE”), deposit growth at Newtek Bank, N.A., and long-term competitive advantage, and ultimately, in attaining an increased market price for our Common Shares. We believe that the performance of our executives in managing our Company, considered in light of general economic and specific company, industry and competitive conditions, should be the basis for determining their overall compensation. We also believe that their compensation should not be based on the short-term performance of our Common Shares, whether favorable or unfavorable, but rather that the price of our Common Shares, in the long-term, reflect our operating performance and, ultimately, the management of the Company by our executives. We seek to have the long-term performance of our Common Shares reflected in executive compensation through our equity incentive programs, including restricted stock awards.
Role of Executive Officers in Compensation Decisions
The Nominating Committee supervises the design and implementation of compensation policies for all executive officers (which include the NEOs) and overall incentive equity awards to all employees of the Company. Decisions regarding the non-equity compensation of executive officers, other than NEOs, are made by the Chief Executive Officer within the compensation philosophy set by the Nominating Committee. Decisions regarding the non-equity compensation of NEOs are made by the Chief Executive Officer and the Nominating Committee for consistency with the Company’s compensation policies.
The Chief Executive Officer semi-annually reviews the performance of each member of the senior executive team, including NEOs (other than himself whose performance is reviewed by the Nominating Committee). The conclusions reached and recommendations based on these reviews, including with respect to salary adjustments and annual award amounts, are then presented to the Nominating Committee by the Chief Executive Officer. The Nominating Committee will review and approve the recommendations for consistency with the Company’s compensation policies.

Setting Executive Compensation
During the course of each fiscal year, it has been the practice of the Chief Executive Officer to review the history of all the elements of each executive officer’s total compensation and the Chief Executive Officer may also compare the compensation of the executive officers with that of the executive officers in an appropriate market comparison group of companies with a capitalization similar to that of the Company. We seek to set compensation levels that are perceived as fair, internally and externally, and competitive with overall compensation levels at other companies in our industry, including larger companies from which we may want to recruit employees. However, the Company does not establish individual objectives in the range of comparative data for each individual or for each element of compensation. Typically, the Chief Executive Officer sets compensation with respect to the executive officers who report to him and presents it to the Nominating Committee for conformity with the Company’s overall compensation policies. The NEOs are not present at the time of these deliberations. The Nominating Committee then performs a similar review of the Chief Executive Officer’s total compensation and makes compensation decisions with respect to such officer, who does not participate in that determination.
We choose to pay each element of compensation in order to attract and retain the necessary executive talent, reward annual performance and provide incentive for balanced focus. The amount of each element of compensation is determined by or under the direction of our Committee, which uses the following factors to determine the amount of salary and other benefits to pay each NEO:
•        achievement of income to sustain and grow the Company’s dividend payments;
•        performance against competitors for the year;
•        difficulty in achieving desired results in the coming year;
•        value of their unique skills and capabilities to support long-term performance;
•        contribution and growth as a member of the executive management team;
•        professional development and growth of individual executives, the management team and other employees; and
•        managerial assistance provided to our subsidiaries, including contributions to growth of revenues and operating earnings.
We do not establish individual goals but focus on the overall profitable growth of our business.
Based on the foregoing objectives, we have structured the Company’s annual and long-term incentive-based non- cash executive compensation to motivate executives to achieve the business goals set by the Company.
There is no pre-established policy or target for the allocation between either cash or non-cash compensation. Historically we have granted a majority of total compensation to executive officers in the form of cash compensation.
For the year ended December 31, 2022, the principal components of compensation for NEOs were:
•        base salary;
•        short and long-term incentive compensation based on the Company’s and the executive’s performance; and
•        retirement and other benefits made available to all employees.
Base Salary
The Company provides NEOs and other employees with base salary to compensate them for services rendered during the fiscal year. Executive base salaries continue to reflect our operating philosophy, our performance driven corporate culture and business direction, with each salary determined by the skills, experience and performance level of the individual executive, and the needs and resources of the Company. Base salaries are generally targeted to market levels and base salary ranges for NEOs are determined for each executive based on his or her position and responsibility by using market data from peer companies and published salary surveys, and the Company generally attempts to fix each NEO’s salary within the range. We believe that the Company’s most direct competitors for executive talent are not necessarily restricted to those companies that are included in the peer company index used to compare shareholder returns, but encompass a broader group of companies engaged in the recruitment and retention of executive talent in competition with the Company.
During the review of base salaries for senior level executives, including the NEOs, we primarily consider:
•        an internal review of each executive’s compensation both individually and relative to other executive officers;
•        individual performance of the executive; and
•        a review of the Company’s financial performance relative to the Company’s annual plan.
Salary levels typically are considered annually as part of the Company’s performance review process as well as upon a promotion or other change in job responsibility. Merit based increases to salaries are based on the Chief Executive Officer’s assessment of the individual’s performance. Merit based increases to the salaries of NEOs other than the Chief Executive Officer are recommended by the Chief Executive Officer and confirmed by the Nominating Committee and those for the Chief Executive Officer are determined by the Committee.
Annual Bonus
Discretionary annual cash bonuses may be awarded to executive officers along with the Company’s non-executive employees under the Company’s cash bonus plan. The Company creates a cash bonus pool based on an annually determined percentage of the salaries of all employees, which it accrues as an expense. Payments under the plan are discretionary and are based on the Company’s and the employee’s overall performance as determined by the Chief Executive Officer and the Nominating Committee. The Nominating Committee determines any bonus for the Chief Executive Officer based on, among other things, a review of the Company’s financial performance relative to the Company’s annual plans as established by the Board of Directors. The Chief Executive Officer in consultation with the Nominating Committee with respect to the NEOs, or in consultation with the NEOs and other senior level officers with respect to lower level employees, determines annual bonuses for other employees based on such employee’s performance. Factors considered include the achievement of business plans, defined goals and performance relative to other companies of a similar size and business strategy. The mix and weighting of the factors vary, depending on the business segment and the executive’s responsibilities. The level of achievement and overall contribution by the executive determines the level of bonus.
Equity-Based Compensation
The Company must compete for leadership with commercial banks, investment banks, and other publicly traded companies not regulated as investment companies, which are generally able to award many different types of stock-based compensation to their directors, (including their non-employee directors,) officers, and employees. Moreover, the Company also must compete for leadership with other companies of a similar size and business strategy, which generally have the discretion to offer a portion of their various carried interests to induce professional talent to associate with their funds without being required to obtain SEC approval each time. On September 12, 2014, the Board of Directors voted to establish the Newtek Business Services Corp. 2014 Stock Incentive Plan (the “2014 Plan”). The 2014 Plan was approved by shareholders of the Company on October 22, 2014. The 2014 Plan provided for the grant of options to purchase Common Shares, the terms of which will be determined by the Nominating Committee and set forth in an award agreement between the Company and the executive or employee. The Company has not issued options under the 2014 Plan.
On April 27, 2015, the Nominating Committee and the Board of Directors approved the Amended and Restated 2014 Stock Incentive Plan (the “2015 Stock Plan”), subject to exemptive relief from the SEC and shareholder approval, in order to have increased flexibility to use restricted Common Shares, in addition to stock options, to assist the Company in achieving its objectives with respect to long-term equity incentive compensation. On May 10, 2016, we received an exemptive order from the SEC permitting us to award restricted Common Shares to our employees, officers, and non-employee directors, and on July 27, 2016, our shareholders approved the 2015 Stock Plan. The 2015 Stock Plan permitted us to issue awards of stock options and restricted Common Shares in an aggregate amount of up to 20% of our issued and outstanding Common Shares (the “Plan Maximum Shares”) as of the effective date of the plan. Under the 2015 Stock Plan, all of the Plan Maximum Shares are available for grants of stock options, and half of the Plan Maximum Shares (up to 10% of our issued and outstanding Common Shares as of the effective date of the 2015 Stock Plan) is available for grants of restricted Common Shares. The Nominating Committee believes that restricted Common Shares is the best method of encouraging stock ownership in the Company by eligible participants by giving them a proprietary interest in the Company’s performance, which more closely aligns compensation with the Company’s performance and provides a means to attract and retain persons of outstanding ability in key positions with the Company.
The Company’s Board of Directors and its Nominating Committee, which consists entirely of directors who are not employees of the Company, believe that in light of the Company’s plan for growth, stock-based incentive compensation, particularly the award of restricted Common Shares, advances the interests of the Company by providing substantial motivation for superior performance and more fully aligning the interests of officers and directors with the interests of our shareholders.

While the 2015 Stock Plan was appropriate for the Company as a business development company (BDC), , the Board continues to believe that with the Company’s conversion to a financial holding company in 2023 stock-based incentive compensation advances the interests of the Company, and is now seeking shareholder approval of 2023 Stock Incentive Plan. See “Proposal IV - Approval of 2023 Stock Incentive Plan,” below.
Benefits and Perquisites
Our NEOs are generally not entitled to benefits that are not available to all of our employees. In this regard, it should be noted that we do not provide pension arrangements, post-retirement health coverage or similar benefits for our executives or employees. The Nominating Committee periodically reviews the levels of benefits provided to executive officers. The NEOs participate in the Company’s 401(k) savings plan and other benefit plans on the same basis as other similarly situated employees. The Company has adopted a match for the Company’s 401(k) savings plan for 2022, which consists of a discretionary match of 50% of the first 2% of employee contributions up to a maximum of 1% of the employee’s compensation (subject to the Internal Revenue Code annual limitation). For 2022, a match of approximately $138,772 in cash was approved and will be paid in May 2023.
Compensation of the Chief Executive Officer
The Nominating Committee’s decisions regarding compensation of Mr. Sloane are guided by the same policies and considerations that govern compensation of the Company’s other NEOs. While recognizing the Chief Executive Officer’s leadership in building a highly talented management team and in driving the Company forward, Mr. Sloane’s base salary was $700,000 for 2022 and 2021. Mr. Sloane received a $1,000,000 cash bonus for 2021 that was paid in 2022 and did not receive a cash bonus for 2022.
Mr. Sloane received an award of 61,652 restricted Common Shares in December 2022, which award vests in January 2026; an award of 47,081 restricted Common Shares in August 2022, which vests on August 15, 2025; and 83,217 restricted Common Shares in February 2021, with one-third vested on February 15, 2022 and February 15, 2023, and one-third vesting on February 15, 2024. The Nominating Committee has determined that this salary package is competitive with the labor market median for someone with Mr. Sloane’s skills and talents and is reflective of the Company’s current cash and financial position and the status of the Company’s Common Shares.
Compensation of the Other NEOs
The Nominating Committee approved the 2022 compensation for Nicholas Leger, Peter Downs, Michael Schwartz, and Nicolas Young, as recommended to it by the Chief Executive Officer.

2022 NEOs
Mr. Leger’s base salary was $325,000 in 2022 and $270,000 in 2021. Mr. Leger received a $200,000 cash bonus for 2022 (paid in 2023) and a $150,000 cash bonus for 2021 (paid in 2022). Mr. Leger received an award of 10,593 restricted Common Shares awarded in August 2022, which award vests on August 15, 2025; and 4,623 restricted Common Shares awarded in February 2021, with one-third vested on each of April 30, 2021 and February 15, 2023, and one-third vesting on February 15, 2024.

Mr. Downs’s base salary was $550,000 in 2022 and 2021. Mr. Downs received a $250,000 cash bonus for 2022 (paid in 2023) and a $250,000 cash bonus for 2021 (paid in 2022). Mr. Downs received an award of 17,655 restricted Common Shares in August 2022, which award vests on August 15, 2025; and 11,557 restricted Common Shares in February 2021, with one-third vested on each of February 15, 2022 and February 15, 2023 and one-third vesting on February 15, 2024.
Mr. Schwartz’s base salary was $400,000 in 2022 and $360,000 in 2021. Mr. Schwartz received a $250,000 cash bonus for 2022 (paid in 2023) and a $200,000 cash bonus for 2021 (paid in 2022). Mr. Schwartz received an award of 14,124 restricted Common Shares in August 2022, which award vests on August 15, 2025; 3,083 restricted Common Shares in March 2021, with one-third vested on each of March 15, 2022 and March 15, 2023 and one-third vesting on March 15, 2024; 2,312 restricted Common Shares awarded in February 2021, which vested on April 30, 2021; and 6,935 restricted Common Shares awarded in February 2021, with one-third vested on February 15, 2022 and February 15, 2023, and one-third vesting on February 15, 2024.

Mr. Young’s base salary was $500,000 in 2022 and 2021. Mr. Young received a $100,000 cash bonus for 2022 (paid in 2023) and a $25,000 cash bonus for 2021 (paid in 2022). Mr. Young received an award of 9,416 restricted Common Shares in August 2022, which award vests on August 15, 2025; and 17,197 restricted Common Shares in August 2021, with one-third vested on August 2, 2022, and one-third vesting on each of August 2, 2023 and August 2, 2024.
Elements of Executive Compensation and 2022 Compensation Determinations
Base Salary.    We believe that base salaries are a fundamental element of our compensation program. The Nominating Committee establishes base salaries for each NEO to reflect (i) the scope of the NEO’s industry experience, knowledge and qualifications, (ii) the NEO’s position and responsibilities and contributions to our business growth and (iii) salary levels and pay practices of those companies with whom we compete for executive talent.
The Nominating Committee considers base salary levels at least annually as part of its review of the performance of NEOs and from time to time upon a promotion or other change in job responsibilities. During its review of base salaries for our executives, the Nominating Committee primarily considers: individual performance of the executive, including leadership and execution of strategic initiatives and the accomplishment of business results for the Company; market data; the NEO’s total compensation, both individually and relative to our other NEOs; and for NEOs other than the CEO, the base salary recommendations of our Chief Executive Officer.
The following table sets forth the 2022 and 2021 base salaries for our current NEOs.

	2022 Base Salary	2021 Base Salary
2022 NEOs
Barry Sloane	$700,000	$700,000
Nicholas Leger	$325,000	$270,000
Peter Downs	$550,000	$550,000
Michael Schwartz	$400,000	$360,000
Nicolas Young	$500,000	$500,000
Annual Bonus Awards.    The Nominating Committee designs our annual cash bonuses to motivate our NEOs to achieve financial and non-financial objectives consistent with our operating plan. The Nominating Committee retains discretion in the sizing and awarding of cash bonuses for each NEO to ensure that individual bonus determinations appropriately balance the interests of the Company’s shareholders, while rewarding an NEO’s contributions to performance. In evaluating the performance of our NEOs to arrive at their 2022 cash bonus awards, the Nominating Committee considered the factors to determine the amount of salary and other benefits, as set forth above. The Nominating Committee also considered the following factors and aspects of the Company’s 2022 operating performance in the determination of specific NEO bonus awards:
•        Declaration of $2.75 per share in cash dividends;
•     Obtaining regulatory approvals for, and the closing of, the Acquisition of NBNYC;
•     Preparations for the Company’s transition to a financial holding company from a business development company;
•     Ability to maintain employee and staff productivity in a remote work environment;
•        The management of the Company’s assets and capital;
•        Managerial assistance provided to our subsidiaries (former controlled portfolio companies), including contributions to growth of sales, growth of operating earnings and earnings per share, as well as navigating the pandemic; and
•        Each NEO’s specific performance achievements and contributions to the Company’s 2022 financial performance and execution of the Company’s operating plan.

When allocating bonus awards, the Nominating Committee also evaluated the total compensation paid to the NEOs and other employees. Based on the foregoing considerations and analysis, and after due deliberation, the Committee awarded the 2022 NEOs the following annual cash bonuses with respect to 2022.

	2022 Cash Bonus Award	As Percentage of 2022 Base Salary
2022 NEOs
Barry Sloane	n/a	n/a
Nicholas Leger	$200,000	62%
Peter Downs	$250,000	45%
Michael Schwartz	$250,000	63%
Nicolas Young	$100,000	20%
Pay Versus Performance
In accordance with rules adopted by the SEC pursuant to the Dodd-Frank Act, we are providing the following disclosure regarding the relationship between executive compensation and certain financial performance measures of the Company. For a complete description regarding the Company’s compensation program, please see “Compensation Discussion and Analysis.”

Pay Versus Performance Table

The following table shows the past three fiscal years’ total compensation for our named executive officers as set forth in the Summary Compensation Table, the compensation actually paid to our principal executive officer (the “PEO”) and the other named executive officers, our total shareholder return (“TSR”) and our net income.

SEC rules require certain adjustments be made to the Summary Compensation Table totals to determine the compensation actually paid as reported in the Pay Versus Performance table. Compensation Actually Paid does not necessarily represent compensation actually earned, realized or received by the applicable named executive officer, but rather is a valuation calculated under applicable SEC rules by adjusting the Summary Compensation Table totals for the applicable year as described in the footnotes to the Pay Versus Performance Table.

Year	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO(2)	Average Summary Compensation Table Total for non-PEO Named Executive Officers(1)	Average Compensation Actually Paid to Non-PEO Named Executive Officers(3)	Value of Initial Fixed $100 Investment Based On:		Net Income	Adjusted Net Investment Income (“ANII”)(6)
					Total Shareholder Return(4)	Peer Group Total Shareholder Return(5)
	($)	($)	($)	($)			($ in thousands)
2022	1,700,000	1,094,779	443,750	310,908	(33)%	(16)%	32,311	$51,852
2021	3,500,000	4,633,439	420,000	485,718	56%	27%	84,142	$79,086
2020	700,000	637,939	386,667	347,525	(2)%	11%	33,619	$43,407
____________
(1)      Mr. Sloane was our PEO for each of the fiscal years presented in the above table. For 2022, our non-PEO NEOs were Messrs. Leger, Downs, Schwartz, and Young. For 2021, our non-PEO NEOs were Messrs. Leger, Downs, Schwartz, Young and Christopher Towers. Mr. Towers resigned from the Company effective February 5, 2021. For 2020, our non-PEO NEOs were Messrs. Downs, Schwartz and Towers.
(2)      Compensation actually paid to our PEO was calculated in accordance with Item 402(v) of Regulation S-K by deducting and adding from the Summary Compensation Table totals as shown below:

Year	Reported Summary Compensation Table Total for PEO($)	Less: Reported Value of Equity Awards(a)($)	Equity Award Adjustments						Compensation Actually Paid to PEO($)
			Plus: Year End Fair Value of Equity Awards Granted in the Year that are Unvested at Year End($)	Plus: Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that are Unvested at Year End($)	Plus: Fair Value of Equity Awards that were Granted and Vested in the Same Year at Vesting Date($)	Plus: Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year($)	Less: Year End Fair Value of Equity Awards Granted in Prior Years that Failed to Meet Vesting Conditions($)	Plus: Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation($)
2022	1,700,000	(1,000,000)	765,066	(703,325)	—	(29,048)	—	362,085	1,094,779
2021	3,500,000	(1,800,000)	2,299,313	—	—	634,125	—	—	4,633,439
2020	700,000	—	—	(235,805)	—	—	—	173,745	637,939

(a)      The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable year.

(3)     Compensation actually paid to our non-PEO NEOs was calculated in accordance with Item 402(v) of Regulation S-K by deducting and adding from the Summary Compensation Table totals as shown below:

Year	Reported Summary Compensation Table Total for non-PEO NEOs($)	Less: Reported Value of Equity Awards(a)($)	Equity Award Adjustments						Compensation Actually Paid to non-PEO NEOs($)
			Plus: Year End Fair Value of Equity Awards Granted in the Year that are Unvested at Year End($)	Plus: Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that are Unvested at Year End($)	Plus: Fair Value of Equity Awards that were Granted and Vested in the Same Year at Vesting Date($)	Plus: Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year($)	Less: Year End Fair Value of Equity Awards Granted in Prior Years that Failed to Meet Vesting Conditions($)	Plus: Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation($)
2022	1,775,000	(1,100,000)	841,555	(361,265)	—	(48,168)	—	136,508	1,243,630
2021	1,680,000	(1,275,000)	1,239,794	—	22,694	237,797	—	37,588	1,942,873
2020	1,160,000	(50,000)	—	(88,427)	—	(37,267)	—	58,270	1,042,576

(a)      The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable year.

(4)      Cumulative TSR is calculated by dividing (a) the sum of the cumulative amount of dividends for the measure period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by (b) the Company’s share price at the beginning of the measurement period.
(5)      We include a comparison against the S&P Small Cap 600 as disclosed in Part II Item 5 of our Annual Report on Form 10-K as of December 31, 2022. We use the S&P Small Cap 600 because it represents small cap market capitalization companies similar to us. We do not believe there is a published industry or line-of-business index, or a readily definable peer group of publicly traded companies, that provides a more meaningful comparison of the cumulative return of our common stock or that there is otherwise a reasonably identifiable peer group for purposes of such performance graphs as we ceased to be subject to the Investment Company Act of 1940 at the beginning of 2023.
(6)      Our Company-selected measure is ANII which is defined net investment income (loss) plus net realized gains recognized from the sale of guaranteed portions of SBA 7(a) loan investments, less realized losses on non-affiliate investments, plus the net realized gains on controlled investments, plus or minus the change in fair value of contingent consideration liabilities, plus loss on extinguishment of debt, plus or minus an adjustment for gains or losses on derivative transactions.

Description of Performance and Compensation Relationships

The following graph compares the return on our Common Stock with the S&P Small Cap 600 for the period from December 31, 2019 through December 31, 2022. The graph assumes that, on January 1, 2020, a person invested $100 in each of our Common Stock and S&P Small Cap 600. The graph measures total shareholder return, which takes into account both changes in stock price and dividends. It assumes that dividends paid are invested in like securities.

Performance and Compensation Relationships
200
100
0
Net Income and ANII ($ in millions)
5000
4000
3000
2000
1000
0
Compensation Actally Paid ($ in thousands)
12/31/2019
12/31/2020
12/31/2021
12/31/2022
Non-PEO Named Executives Compensation Actually Paid
CEO Compensation Actually Paid
NEWT Net Income
NEWT ANII
NEWT Stock Performance
S&P Small Cap 600 Stock Performance

Unranked Tabular List of the Company’s Most Important Financial Performance Measures

The following is an unranked list of the most important financial performance measures used by the Company to link compensation actually paid to the NEOs, for the year ended December 31, 2022, to Company performance:

-    ANII
-    cash dividends paid to shareholders
-    growth in net assets
-    growth in loans originated

Conclusion
The Nominating Committee believes that attracting and retaining talented and motivated management and employees is essential to creating long-term shareholder value. The Nominating Committee seeks to attract and retain management and employees by offering a competitive, performance-based compensation program which the Nominating Committee believes aligns the interests of the executive officers and other key employees with those of our Shareholders. We believe that the Company’s 2022 compensation program met those objectives.
Compensation Risk Assessment
Our Nominating Committee aims to establish Company-wide compensation policies and practices that reward contributions to long-term shareholder value and do not promote unnecessary or excessive risk-taking. In furtherance of this objective, the Nominating Committee conducted an assessment of our compensation arrangements, including those for our named executive officers. The assessment process included, among other things, a review of our (1) compensation philosophy, (2) compensation mix and (3) cash and equity-based incentive plans.
In its review, among other factors, the Nominating Committee considered the following:
•        Our investment model and our cash incentive plan encourage our employees to focus on creating a stable, predictable stream of investment income over multiple years, rather than focusing on current year revenue at the expense of succeeding years.
•        The distribution of compensation among our core compensation elements has effectively balanced short-term performance and long-term performance.
•        Our cash and equity-based incentive awards in conjunction with management efforts focus on both near-term and long-term goals.
•        Our cash and equity-based incentive awards contain a range of performance levels and payouts, to discourage executives from taking risky actions to meet a single target with an all or nothing result of compensation or no compensation.
Our executives are encouraged to hold a meaningful number of Common Shares pursuant to our stock ownership policy. Based upon this assessment, our Nominating Committee believes that our Company-wide compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on us
2022 Advisory Vote on Executive Compensation; Continuing Shareholder Engagement
At our 2022 annual meeting of shareholders, our advisory vote on say-on-pay received strong support from our shareholders (approximately 94% of votes cast).
The Nominating Committee views as important the continuing dialogue with our shareholders on compensation and other governance matters. The results of the Company’s 2022 advisory vote on say-on-pay represent positive support for the named executive officers’ compensation, but we continue to review our compensation program such that it recognizes the business environment in which the Company operates, control costs, is transparent, and enables employees to make informed decisions. We anticipate continuing our shareholder engagement efforts in advance of our future annual meetings.

Compensation, Corporate Governance and Nominating Committee Interlocks and Insider Participation
The members of the Nominating Committee during the fiscal year ended December 31, 2022 were Salvatore Mulia, Gregory Zink and Richard Salute. All members of the Nominating Committee are independent directors, and none of them are paid officers of ours or any of our subsidiaries. No member of the Nominating Committee: (i) has had any relationship with us requiring disclosure under Item 404 of Regulation S-K under the Exchange Act; or (ii) is an executive officer of another entity, at which one of our executive officers serves on our Board of Directors.
2022 Compensation, Corporation Governance and Nominating Committee Report
The Compensation, Corporate Governance and Nominating Committee of the Company has reviewed and discussed the foregoing Compensation Discussion and Analysis for fiscal 2022 required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation, Corporate Governance and Nominating Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.
THE COMPENSATION, CORPORATE GOVERNANCE AND NOMINATING COMMITTEE

Dated: May 1, 2023
Salvatore Mulia, Co-Chairman
Gregory Zink, Co-Chairman
Richard Salute

2022 Summary Compensation Table
The following tables set forth the aggregate compensation earned by the Company’s Chief Executive Officer, Chief Accounting Officer, and next most highly compensated executive officers (which we refer to as NEOs) during 2022 and the two previous years.

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards(4) ($)		Option Awards	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Totals ($)
Barry Sloane,	2022	700,000	—		1,000,000	(13)	—	—	—	—	1,700,000
Chief Executive Officer	2021	700,000	1,000,000	(2)	1,800,000	(5)	—	—	—	—	3,500,000
	2020	700,000	—		—		—	—	—	—	700,000

Nicholas Leger	2022	325,000	200,000	(1)	225,000	(16)	—	—	—	—	750,000
Chief Accounting Officer	2021	270,000	150,000	(2)	100,000	(10)	—	—	—	—	520,000
	2020	n/a	n/a		n/a		—	—	—	—	n/a

Peter Downs,	2022	550,000	250,000	(1)	375,000	(14)	—	—	—	—	1,175,000
Chief Lending Officer	2021	550,000	250,000	(2)	250,000	(6)	—	—	—	—	1,050,000
	2020	550,000	100,000	(3)	—		—	—	—	—	650,000

Michael Schwartz,	2022	400,000	250,000	(1)	300,000	(15)	—	—	—	—	950,000
Chief Legal Officer	2021	360,000	200,000	(2)	325,000	(8)	—	—	—	—	885,000
	2020	360,000	150,000	(3)	50,000	(9)	—	—	—	—	560,000

Nicolas Young	2022	500,000	100,000	(1)	200,000	(12)	—	—	—	—	800,000
Chief Risk Officer	2021	500,000	25,000	(2)	600,000	(11)	—	—	—	—	1,125,000
	2020	n/a	n/a		n/a		—	—	—	—	n/a

Former NEO
Chris Towers,(7)	2022	n/a	n/a		n/a		—	—	—	—	n/a
Chief Accounting Officer	2021	n/a	n/a		n/a		—	—	—	—	n/a
	2020	250,000	—		—		—	—	—	—	250,000
____________
(1)      Discretionary cash bonus awarded for 2022 performance and paid in 2023.
(2)      Discretionary cash bonus awarded for 2021 performance and paid in 2022.
(3)      Discretionary cash bonus awarded for 2020 performance and paid in 2021.
(4)      The value reported for in this column is the aggregate grant date fair value of stock awards granted to the NEOs, determined in accordance with FASB ASC Topic 718, disregarding adjustments for forfeiture assumptions.
(5)    Received an award of 83,217 Restricted Stock Awards in February 2021, with one-third vested on each of February 15, 2022 and February 15, 2023, and one-third vesting on February 15, 2024.
(6)      Received an award of 11,557 Restricted Stock Awards in February 2021, with one-third vested on each of February 15, 2022 and February 15, 2023, and one-third vesting on February 15, 2024.
(7)     Mr. Towers resigned from the Company effective February 5, 2021.
(8)     Received an award of 3,083 Restricted Stock Awards s in March 2021, with one-third vested on each of March 15, 2022 and March 15, 2023, and one-third vesting on March 15, 2024; 6,935 Restricted Stock Awards s awarded in February 2021, with one-third vested on each of February 15, 2022 and February 15, 2023 and February 15, 2024.
(9) Stock bonus for 2020 performance (awarded Restricted Stock Awards in February 2021 with a three (3) month vesting period).
(10)    Received an award of 4,623 Restricted Stock Awards in February 2021, vested one-third in each of 2021 and 2023, and one-third vesting in 2024.

(11)     Received an award of $17,196 Restricted Stock Awards in August 2021, vested one-third on August 2, 2022 and vesting one-third on each of August 2, 2023 and August 2, 2024.
(12)    Received an award of 9,416 Restricted Stock Awards in August 2022, vesting on August 15, 2025.
(13)    Received an award of 61,652 Restricted Stock Awards in December 2022, vesting on January 15, 2026.
(14)    Received an award of 17,655 Restricted Stock Awards in August 2022, vesting on August 15, 2025.
(15)    Received an award of 14,124 Restricted Stock Awards in August 2022, vesting on August 15, 2025.
(16)    Received an award of 10,593 Restricted Stock Awards in August 2022, vesting on August 15, 2025.
2022 Grants of Plan-Based Awards

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units	All Other Option Awards: Number of Securities Underlying options (#)	Exercise or Base price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards(6)
Name	Grant Date	Thresh-old ($)	Target ($)	Maxi-mum ($)	Thresh-old (#)	Target (#)	Maxi-mum (#)
Barry Sloane(1)	12/28/22	—	—	—	—	—	—	61,652	—	—	$1,000,000
	8/4/22	—	—	—	—	—	—	47,081	—	—	$1,000,000
Nicholas Leger(2)	8/4/22	—	—	—	—	—	—	10,593	—	—	$225,000
Peter Downs(3)	8/4/22	—	—	—	—	—	—	17,655	—	—	$375,000
Michael A Schwartz(4)	8/4/22	—	—	—	—	—	—	14,124	—	—	$300,000
Nicolas Young(5)	8/4/22	—	—	—	—	—	—	9,416	—	—	$200,000
____________

(1)     Received an award of 61,652 Restricted Stock Awards in December 2022, vesting in January 2026; and 47,081 restricted Common Shares in August 2022, vesting on August 15, 2025.
(2)    Received an award of 10,593 Restricted Stock Awards in August 2022, vesting on August 15, 2025.
(3)      Received an award of 17,655 Restricted Stock Awards in August 2022, vesting on August 15, 2025.
(4)     Received an award of 14,124 Restricted Stock Awards in August 2022, vesting on August 15, 2025.
(5)      Received an award of 9,416 Restricted Stock Awards in August 2022, vesting on August 15, 2025.
(6)      The value reported in this column is the aggregate grant date fair value of stock awards granted to the NEOs in 2022, determined in accordance with FASB ASC Topic 718.

Outstanding Equity Awards at 2022 Year End
There were 397,418 outstanding equity awards as of December 31, 2022, including dividends paid on the outstanding equity awards in the form of additional Restricted Stock Awards, of which 276,941 were held by our NEOs.
There were no outstanding option awards as of December 31, 2022.

The following table sets forth information regarding outstanding awards of Restricted Stock Awards held by our NEOs as of December 31, 2022:

Name	Number of Shares or Units that have not Vested (#)	Market Value of Shares or Units of Stock that have not Vested ($)(6)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Number of Unearned Shares, Units or Other Rights that have not Vested ($)(6)
Barry Sloane(1)	184,103	$2,991,673	184,103	$2,991,673
Nicholas Leger(2)	15,454	$251,131	15,454	$251,131
Peter Downs(3)	29,063	$472,267	29,063	$472,267
Michael A Schwartz(4)	23,912	$388,570	23,912	$388,570
Nicolas Young(5)	24,409	$396,649	24,409	$396,649
____________
(1)      Mr. Sloane received an award of 61,652 Restricted Stock Awards in December 2022, vesting on January 15, 2026; 47,081 Restricted Stock Awards in August 2022, vesting on August 15, 2025; and 83,217 restricted Common Shares in February 2021 with one-third of the award vested in each of 2022 and 2023, and one-third vesting in 2024.
(2)      Mr. Leger received an award of 10,593 Restricted Stock Awards in August 2022, vesting on August 15, 2025; and 4,623 Restricted Stock Awards in February 2021 with one-third of the award vested in each of 2021 and 2023, and one-third vesting in 2024.
(3)      Mr. Downs received an award of 17,655 Restricted Stock Awards in August 2022, vesting on August 15, 2025; and 11,558 Restricted Stock Awards in February 2021 with one-third of the award vested in each of 2022 and 2023, and one-third vesting in 2024.
(4)      Mr. Schwartz received an award of 14,124 Restricted Stock Awards in August 2022, vesting on August 15, 2025; 6,935 restricted Common Shares in February 2021 with one-third of the award vested in each of 2022 and 2023, and one-third vesting in 2024 and an award of 3,083 Restricted Stock Awards in March 2021 with one-third of the award vested in each of 2022 and 2023, and one-third vesting in 2024.
(5)      Mr. Young received an award of 9,416 Restricted Stock Awards in August 2022, vesting on August 15, 2025; and 17,197 Restricted Stock Awards in August 2021 with one-third of the award vested in 2022 and one-third vesting in each of 2023 and 2024.
(6) Based on the closing price of our Common Shares of $16.25 on December 31, 2022.
2022 Options Exercised and Stock Vested
No options were exercised in 2022. The number of Restricted Stock Awards held by the NEOs that vested in the fiscal year ended December 31, 2022 are set forth in the table below.

	Option Awards		Stock Awards
Name	Number of shares acquired on exercise (#)	Value realized on exercise ($)	Number of shares acquired on vesting (#)	Value realized on vesting ($)(5)
Barry Sloane(1)	—	—	30,901	$824,748
Nicholas Leger	—	—	—	$—
Peter Downs(2)	—	—	4,292	$114,553
Michael Schwartz(3)	—	—	3,748	$100,773
Nicolas Young(4)	—	—	6,544	$136,770
____________
(1)     Mr. Sloane received an award of 83,218 Restricted Stock Awards in February 2021, with one-third of the award vested on each of February 15, 2022 and February 15, 2023, and one-third vesting on February 15, 2024.
(2)     Mr. Downs received an award of 11,558 Restricted Stock Awards in February 2021, with one-third of the award vested on each of February 15, 2022 and February 15, 2023, and one-third vesting on February 15, 2024.

(3)    Mr. Schwartz received an award of 6,935 Restricted Stock Awards in February 2021, with one-third of the award vested on each of February 15, 2022 and February 15, 2023, and one-third vesting on February 15, 2024, and 3,083 Restricted Stock Awards in March 2021, with one-third of the award vested on each of March 15, 2022 and March 15, 2023, and one-third vesting on March 15, 2024.
(4)    Mr. Young received an award of 17,197 Restricted Stock Awards in August 2021, with one-third of the award vested on August 2, 2022 and one-third vesting on each of August 2, 2023 and August 2, 2024.
(5)     Based on the closing price of our Common Shares of $26.69, $27.32 and $20.90 on February 15, 2022, March 15, 2022 and August 2, 2022, respectively.
Employment Agreements
The Company entered into separate employment agreements with the following NEOs during 2022 (each, a “2022 Employment Agreement” and collectively, the “2022 Employment Agreements”):
•        Barry Sloane, as Chairman, Chief Executive Officer and President;
•        Nicholas Leger, as Chief Accounting Officer and Executive Vice President;
•        Peter Downs, as Chief Lending Officer and President of Newtek Small Business Finance, LLC;
•        Michael Schwartz, as Chief Legal Officer, Chief Compliance Officer and Corporate Secretary; and

•       Nicolas Young, as Chief Risk Officer.
Generally, under the 2022 Employment Agreements, Messrs. Sloane, Leger, Schwartz, Young and Downs were entitled to a set base compensation, cash bonuses pursuant to the Company’s Annual Cash Bonus Plan or by the action of the Board of Directors, and incentive compensation at the discretion of the Nominating Committee. In addition, Messrs. Sloane, Leger, Schwartz, Young and Downs are entitled to other benefits, such as participation in retirement and medical and other plans, executive benefits, and vacation and sick leave available to all employees of the Company. The 2022 Employment Agreements also provided for severance payments in the case of termination without just cause, as defined therein, or of resignation with good reason, as defined therein, and payment if their 2022 Employment Agreements were not renewed for other than just cause. Under the 2022 Employment Agreements, during the term of their employment, Messrs. Leger, Schwartz, Downs, Young and Sloane agreed to devote substantially all of their business time to the Company and to not engage in any business or activity contrary to the business or affairs of the Company. The Company agreed to indemnify Messrs. Leger, Downs, Schwartz, Young and Sloane for any and all loss, expenses, or liability that he may incur as a result of their services for the Company to the extent permitted by the Company’s Bylaws.
Mr. Sloane’s 2022 Employment Agreement provided for:
•        a twelve-month term through March 1, 2023 at an annual base salary of $700,000;
•        at least one annual salary review by the Board of Directors;
•        participation in any discretionary bonus plan established for senior executives; and
•        retirement and medical plans, customary fringe benefits, vacation and sick leave.
Mr. Leger’s 2022 Employment Agreement provided for:
•        a twelve-month term through March 1, 2023 at an annual base salary of $325,000;
•        at least one annual salary review by the Board of Directors;
•        participation in any discretionary bonus plan established for senior executives; and
•        retirement and medical plans, customary fringe benefits, vacation and sick leave.

Mr. Downs’ 2022 Employment Agreement provided for:

•        a twelve-month term through March 1, 2023 at an annual base salary of $550,000;
•        at least one annual salary review by the Board of Directors;
•        participation in any discretionary bonus plan established for senior executives; and
•        retirement and medical plans, customary fringe benefits, vacation and sick leave.
Mr. Schwartz’s 2022 Employment Agreement provided for:
•        a twelve-month term through March 1, 2023 at an annual base salary of $400,000;
•        at least one annual salary review by the Board of Directors;
•        participation in any discretionary bonus plan established for senior executives; and
•        retirement and medical plans, customary fringe benefits, vacation and sick leave.
Mr. Young’s 2022 Employment Agreement provided for:
•        a term through January 6, 2023 at an annual base salary of $500,000;
•       at least one annual salary review by the Board of Directors;
•        participation in any discretionary bonus plan established for senior executives;
•     an award of $600,000 of restricted Common Shares in August 2021 with three year vesting; and
•        retirement and medical plans, customary fringe benefits, vacation and sick leave.

Mr. Sloane’s, Mr. Leger’s, Mr. Down’s, and Mr. Schwartz’s 2022 Employment Agreements were renewed as of March 1, 2023 for terms through March 1, 2024, at annual base salaries of $700,000, $400,000, $625,000, and $450,000, respectively. Nicolas Young, who was the Company’s Chief Risk Officer from August 2, 2021 through January 6, 2023, entered into an one-year employment agreement with the Company on August 2, 2021, which employment agreement was amended during 2022 to extend through January 6, 2023, on the same terms. Mr. Young was appointed President and Chief Operating Officer of the Company’s subsidiary Newtek Bank on January 6, 2023, and entered into an employment agreement with Newtek Bank effective as of January 6, 2023 for a term through December 31, 2023 at an annual salary of $650,000 effective March 1, 2023. Aside from base salaries, the other terms and provisions of Mr. Sloane’s, Mr. Down’s, Mr. Leger’s, Mr. Schwartz’s and Mr. Young’s employment agreements remained substantially the same.
Payments upon Change of Control, Non-renewal or Termination
Mr. Sloane’s Employment Agreement provided for a payment in the event of non-renewal of his employment in an amount equal to one (1.0) times the sum of his annual base compensation plus any cash bonus or other incentive compensation paid in the immediately preceding fiscal year, or in the case of a change of control or termination other than for just cause, an amount equal to two (2) times the sum of the his annual base salary in effect at the time of termination, plus the amount of any incentive compensation paid with respect to the immediately preceding fiscal year. The Company’s proposal to convert to a financial holding company would not qualify as a change of control under the terms of Mr. Sloane’s Employment Agreement. In addition, in the case of termination other than for just cause, all outstanding and unvested equity awards are to be accelerated in full.
Messrs. Leger’s, Downs’s, and Schwartz’s Employment Agreements provided for a payment in the case of termination other than for just cause following a change in control, equal to one (1.0) times the sum of their current annual base compensation plus any cash bonuses or other incentive compensation paid in the prior year. In addition, in the case of termination other than for cause, all outstanding and unvested equity awards are to be accelerated in full. In addition, in the event of non-renewal of their employment agreements, Messrs. Leger, Downs, and Schwartz would be entitled to amounts equal to 50% of the sum of their respective current annual base compensation plus any cash bonus or other incentive compensation paid in the immediately preceding fiscal year.

Mr. Young’s Employment Agreement provides for a payment in the case of termination other than for just cause or a change in control, equal to one (1.0) times his annual base compensation. In addition, in the case of termination other than for cause, 50% of all outstanding and unvested equity awards are to be accelerated. In addition, in the event of non-renewal of his Employment Agreement, Mr. Young would be entitled to an amount equal to 100% of his annual base compensation.
Each Employment Agreement contained a non-competition provision that requires Messrs. Sloane, Leger, Schwartz, Young and Downs to devote substantially their full business time and efforts to the performance of their duties under the Employment Agreements. Messrs. Sloane, Leger, Schwartz, Young and Downs are not prohibited, however, from serving on the boards of directors of, and holding offices or positions in, companies or organizations which, in the opinion of the Board of Directors, will not present conflicts of interest with the Company, or investing in any business dissimilar from the Company’s or, solely as a passive or minority investor, in any business.
Under each of the 2022 Employment Agreements, the Company may terminate Messrs. Sloane’s, Leger’s, Schwartz’s, Young’s or Downs’s employment for “just cause” as defined in the respective Employment Agreement, and upon the termination, no severance benefits are available. If Messrs. Sloane, Leger, Schwartz, Young or Downs voluntarily terminates his employment for “good reason” as defined in the Employment Agreement, the executive is entitled to the same payment as in the case of termination other than for cause. If the executive’s employment terminates during the term of the agreement due to death, disability, or retirement after age 62, the executive shall receive only his compensation, vested rights, and executive benefits up to the date of executive’s last day of employment. The executive is able to terminate voluntarily his agreement by providing prior written notice to the Board of Directors, in which case the executive is entitled to receive only his compensation, vested rights and benefits up to the date of termination.
Post Termination Payments
The table below reflects the amount of compensation that would have been payable to the NEOs under the 2022 Employment Agreements if the hypothetical termination of employment events described above had occurred on December 31, 2022, given their compensation and service levels as of such date. All payments are payable by the Company in a lump sum unless otherwise noted.
These benefits are in addition to benefits available regardless of the occurrence of such an event, such as currently exercisable stock options, and benefits generally available to salaried employees, such as distributions under the Company’s 401(k) plan, disability benefits, and accrued vacation pay. In addition, in connection with any termination of Mr. Sloane’s employment, the Company may determine to enter into an agreement or to establish an arrangement providing additional benefits or amounts, or altering the terms of benefits described below, as the Nominating Committee deems appropriate.
The actual amounts that would be paid upon Mr. Sloane’s termination of employment can be determined only at the time of his separation from the Company.

	Post Termination Payments
Name	Change in Control	Non-Renewal	Termination without cause
Barry Sloane	$2,800,000	$1,400,000	$2,800,000
Nicholas Leger	$475,000	$237,500	$475,000
Peter Downs	$800,000	$400,000	$800,000
Michael Schwartz	$600,000	$300,000	$600,000
Nicolas Young	$500,000	$500,000	$500,000
Nonqualified Deferred Compensation
The Company did not have any nonqualified deferred compensation in the year ended December 31, 2022.

Pension Benefits
The Company had no obligation under pension benefit plans to the NEOs as of December 31, 2022.
Tax and Accounting Implications
Accounting for Stock-Based Compensation
Beginning on January 1, 2006, the Company began accounting for stock-based payments under its three incentive stock plans in accordance with the requirements of FASB ASC Topic 718.

THE BOARD BELIEVES THAT A VOTE FOR THE PROPOSAL TO ELECT EACH OF THE DIRECTORS OF THE COMPANY AS DESCRIBED ABOVE IS IN THE BEST INTEREST OF OUR SHAREHOLDERS AND RECOMMENDS A VOTE “FOR” EACH OF THE DIRECTORS INCLUDED IN SUCH PROPOSAL
PROPOSAL II — RATIFICATION OF INDEPENDENT AUDITORS
The Audit Committee of the Board of Directors, and our independent directors, have reappointed RSM as our independent accountants to audit our consolidated financial statements for the fiscal year ending December 31, 2023, and the Audit Committee has asked that this selection be ratified by our shareholders.
During the two most recent fiscal years, neither us nor any person on our behalf has consulted with RSM with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements or (ii) any matter that was either the subject of a “disagreement” or a “reportable event” as such terms are described in Items 304(a)(1)(iv) or 304(a)(1)(v), respectively, of Regulation S-K promulgated under the Exchange Act. RSM has advised us that neither the firm nor any present member or associate of it has any material financial interest, direct or indirect, in us or our affiliates.
Representatives of RSM are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
Required Vote
The ratification of the selection of RSM as our independent accountants for the fiscal year ending December 31, 2023 will require the affirmative vote of the holders of a majority of the outstanding Common Shares voted at the Annual Meeting, in person or represented by proxy. In determining whether the proposal has received the requisite number of affirmative votes, broker non-votes will be voted as instructed by the broker. In the event this Proposal is not approved, the Audit Committee will take such fact into account in selecting the Company’s independent accountants for the year ending December 31, 2023, but the Audit Committee is not bound by the outcome of the vote.
THE BOARD BELIEVES THAT A VOTE FOR THE PROPOSAL TO RATIFY THE SELECTION OF THE INDEPENDENT AUDITORS AS DESCRIBED ABOVE IS IN THE BEST INTERESTS OF OUR SHAREHOLDERS AND RECOMMENDS A VOTE “FOR” SUCH PROPOSAL.

PRINCIPAL ACCOUNTING FEES AND SERVICES
Audit Fees and Services
Fees for professional services rendered to the Company by RSM during the fiscal year ended December 31, 2022 were as follows (in thousands)

Audit fees	$599
Audit related fees	158
Tax fees	292
All other fees	53
Total fees	$1,049
Fees for professional services rendered to the Company by RSM during the fiscal year ended December 31, 2021 were as follows (in thousands):

Audit fees	$478
Audit related fees	173
Tax fees	269
All other fees	290
Total fees	$1,210
Audit Fees:    The audit fees for the fiscal years ended December 31, 2022 and 2021 were for professional services rendered in connection with the audits of the Company’s annual financial statements, assistance with review of documents filed with the SEC, consents and other services required to be performed by our independent registered public accounting firm.
Audit-Related Fees:    All other fees billed to the Company by RSM during the fiscal years ended December 31, 2022 and 2021 for non-audit services and assurance and related services for attestations not required by law.
Tax Fees:    Tax fees were for professional services rendered in connection with tax compliance, tax advice, and tax planning.
All Other Fees:    Non-audit related services billed by RSM were primarily related to the Company’s Form N-2 and other SEC filings.
In accordance with the Audit Committee Charter, all of the foregoing audit and non-audit fees paid to, and the related services provided by, RSM were pre-approved by the Audit Committee after consulting with the Company’s Chief Accounting Officer.
REPORT OF THE AUDIT COMMITTEE
The Board of Directors, through its Audit Committee, and in accordance with its written Charter, reviews the audit function, internal controls and financial statements of the Company. The Committee consists solely of directors who are not Company employees and are considered “independent” under applicable rules of the SEC and Nasdaq. In 2022, the Audit Committee convened 4 times to discuss with management and the independent auditors their respective accounting, auditing and financial reporting responsibilities with respect to the fiscal years 2022 and 2021.
In connection with the December 31, 2022 financial statements of the Company, the Audit Committee reviewed and discussed the audited and interim unaudited financial statements with management, and received and discussed with the auditors the matters required by Auditing Standard No. 1301 of the Public Company Accounting Oversight Board’s (“PCAOB”) Rule 3526, Communication with Audit Committees Concerning Independence. In discharging these oversight responsibilities as to the audit process, the Audit Committee obtained from the independent auditors a formal written statement describing all relationships between the auditor and the Company that might bear on the auditors’ independence and discussed with the auditors any relationships that may impact their objectivity and independence. Based upon these procedures and discussions with Company management, the Audit Committee considered whether it was necessary to exclude RSM from performing any work for the Company separate and apart from auditing the Company’s financial statements. After a thorough analysis, the Audit Committee concluded that at this time there was no conflict that would jeopardize auditor independence and that it is satisfied as to the auditors’ independence. The Audit Committee also discussed with management and the independent auditors the quality and adequacy of the Company’s internal controls.
The Audit Committee, with and without management present, discussed and reviewed the results of the independent auditors’ examination of the financial statements. The Audit Committee reviewed the audited financial statements of the Company as of and for the fiscal year ended December 31, 2022, with management and the independent auditors. Based upon these reviews and the resulting discussions, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2022, for filing with the Securities and Exchange Commission.

Date: May 1, 2023	Respectfully submitted,
Richard Salute, Chairman Salvatore Mulia Gregory Zink

PROPOSAL III — ADVISORY VOTE ON COMPENSATION OF NAMED EXECUTIVE OFFICERS
Pursuant to the SEC rules adopted under the Dodd-Frank Act, we are conducting a shareholder advisory vote on the compensation paid to our named executive officers. Although the vote is advisory and is not binding on the Board of Directors, the Company or the Nominating Committee, the Nominating Committee will take into account the outcome of the vote when considering future executive compensation decisions.
This proposal, commonly referred to as a “say-on-pay” proposal, gives shareholders the opportunity to express their views on the compensation of our named executive officers and the executive compensation philosophy, policies and programs described in this Proxy Statement. We ask that you support the compensation of our named executive officers as disclosed under the heading “Executive Compensation”, including the “Compensation Discussion and Analysis” section and the accompanying compensation tables and related narrative disclosure.
At our 2022 Annual Meeting, we provided our shareholders with the opportunity to cast an advisory vote on say-on-pay with respect to the NEO compensation disclosed in our proxy statement. Approximately ninety-four percent of the votes cast by our shareholders were in favor of our advisory vote on say-on-pay at the 2022 Annual Meeting.
As described in the Compensation Discussion and Analysis section of this Proxy Statement, we seek to provide a compensation package that attracts and retains executive talent and to motivate them to achieve, and reward them for achieving, superior performance. We believe that our compensation program strikes the appropriate balance between utilizing responsible, measured pay practices and effectively incentivizing our named executive officers to dedicate themselves fully to value creation for our shareholders.
You are encouraged to read the detailed information under “Executive Compensation” of this Proxy Statement for additional details about our executive compensation programs.
The Board of Directors strongly endorses the Company’s executive compensation program and recommends that shareholders vote in favor of the following resolution:
RESOLVED, that the shareholders of NewtekOne, Inc. hereby approve on an advisory basis, the compensation paid to the Company’s NEOs, as disclosed pursuant to Item 402 of Regulation S-K to the Company’s

Proxy Statement for the 2023 Annual Meeting of Shareholders, including the Compensation Discussion and Analysis, executive compensation tables and narrative discussion.
THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE RESOLUTION RELATED TO COMPENSATION OF NAMED EXECUTIVE OFFICERS

PROPOSAL IV — APPROVAL OF THE 2023 STOCK INCENTIVE PLAN

On April 26, 2023, the Nominating Committee and the Board of Directors terminated the 2015 Stock Plan and approved the 2023 Stock Incentive Plan (the “2023 Stock Plan”), subject to shareholder approval of this Proposal IV. Since the Company’s early years, our Board of Directors has granted restricted stock and stock options as a form of long-term equity incentive compensation. Upon the Company’s 2014 conversion to a BDC, and following shareholder approval and the receipt of an exemptive order from the SEC to be able to offer equity incentive to our employees and directors, including our non-employee directors, the 2015 Stock Plan became effective. The 2015 Stock Plan provided the Company with the flexibility to use restricted stock, in addition to stock options, to assist us significantly in achieving our intended objectives with respect to long-term equity incentive compensation. Following the Company’s 2023 conversion from a BDC to a financial holding company, the Nominating Committee and the Board of Directors determined that it was appropriate to terminate the 2015 Stock Plan and approve the 2023 Stock Plan.

The 2023 Stock Plan permits us to issue awards of restricted Common Stock and stock options (collectively, the “Awards”) up to an aggregate amount of three million (3,000,000) shares of Common Stock. The amount of shares of restricted Common Stock issued and outstanding will not at the time of issuance of any shares of restricted Common Stock exceed ten (10) percent of the outstanding voting securities of the Company. and no more than 500,000 shares of Common Stock may be issued through incentive stock options (“ISOs”). The Nominating Committee believes that restricted Common Stock is the best method of encouraging stock ownership in the Company by eligible participants by giving them a proprietary interest in the Company’s performance, which more closely aligns compensation with the Company’s performance and provides a means to attract and retain persons of outstanding ability in key positions with the Company.

The Company’s Board of Directors and its Nominating Committee, which consists entirely of directors who are not employees of the Company, believe that in light of the Company’s plan for growth, stock-based incentive compensation, particularly the award of restricted stock, advances the interests of the Company by providing substantial motivation for superior performance and more fully aligning the interests of employees and directors with the interests of our shareholders.

We are submitting the 2023 Stock Plan to our shareholders for approval in order to comply with the Exchange Act and NASDAQ listing rules, in order to exempt grants under the plan for purposes of Rule 16b under the Exchange Act.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

Reasons for the Proposal

The Board of Directors, the Nominating Committee and executive management of the Company believe that, because the market for superior professionals is highly competitive, our successful performance depends on our ability to offer fair compensation packages to our key professionals that are competitive with those offered by other firms. The specialized nature of our business, the competitiveness of the markets in which we operate and the skills and the importance of our employees make retention even more critical We believe that our ability to continue to offer equity-based compensation to our professionals, which both aligns employee interests with shareholder interests and provides a valuable retention tool, is vital to our future growth and success.

The Nominating Committee believes that the continued use of restricted stock will allow the Company to better achieve its intended objectives with respect to long-term equity compensation because it is attractive from both the shareholder and employee perspective.

On April 26, 2023, our Board of Directors adopted the 2023 Stock Plan, subject to shareholder approval, and recommended that it be submitted to our shareholders for their approval at the Annual Meeting. The Board of Directors recommends approval of the 2023 Stock Plan, which provides for the periodic issuance of shares of restricted stock for our employees and our non-employee directors and stock options for our employees. The Nominating Committee believes it is in the best interest of the Company to maintain the flexibility to grant either stock options or restricted stock.

The 2023 Stock Plan would enable us to offer our employees and non-employee directors compensation packages that are competitive with those offered by our competitors, with less dilution to shareholders than would be the case in connection with granting stock options. In the case of stock options, compensation from awards results from the difference between the exercise price of a stock option and the current market price of the stock. As such, in many cases it takes significantly more stock options to generate the same level of compensation achieved with the issuance of restricted stock, and therefore the use of stock options as the sole equity incentive has the potential to create substantial additional dilution to shareholders. Additionally, we believe that the use of restricted stock would enhance our ability to hire and retain senior management and other key personnel. Ultimately, our ability to effectively execute on our business plan, is highly dependent upon the abilities, performance records and reputations of our team members.

The effective date of the 2023 Stock Plan is the date on which it is approved by our shareholders. If our shareholders approve this Proposal IV at the Annual Meeting, the effective date of the 2023 Stock Plan will be June 14, 2023. If our shareholders do not approve the 2023 Stock Plan, we will have no plan in effect under which stock-based awards may be granted.

Overview of the 2023 Stock Plan

The following is a summary of certain principal features of the 2023 Stock Plan. This summary is qualified in its entirety by reference to the complete text of the 2023 Stock Plan. You are urged to read the actual text of the 2023 Stock Plan in its entirety, which is set forth in Appendix A and incorporated by reference in this Proxy Statement.

Shares Available for Awards

The 2023 Stock Plan permits us to issue Awards of restricted shares of Common Stock and stock options up to an aggregate amount of three million (3,000,000) shares of Common Stock. The amount of shares of restricted Common Stock issued and outstanding will not at the time of issuance of any shares of restricted Common Stock exceed ten (10) percent of the outstanding voting securities of the Company. We expect to have 25,559,442 Common Shares outstanding an the date of the Annual Meeting (including our Preferred Stock on an as-converted basis). Therefore, there would be 2,555,944 Common Shares available for awards of restricted shares of Common Stock pursuant to the 2023 Stock Plan as of the Effective Date. None of those shares are currently subject to stock options and 397,418 Common Shares are currently subject to awards of shares of restricted Common Stock. As of December 30, 2022, the value of our Common Stock was $16.02. Under the 2023 Stock Plan, no more than 500,000 shares that can be delivered may be issued through ISOs.

Shares issued under the 2023 Stock Plan may be authorized but unissued shares or treasury shares. If any shares subject to an award granted under the 2023 Stock Plan are forfeited, cancelled, exchanged, or surrendered or if an award terminates or expires without a distribution of shares, those shares will again be available for awards under the 2023 Stock Plan. Shares tendered by a participant or withheld by the Company in payment of the exercise price of an option or to satisfy any tax withholding obligation with respect to an award will not again be available for awards.

No more than 25% of the shares of our Common Stock may be made subject to awards under the plan to any individual. In the event that the Nominating Committee determines that any corporate event, such as a stock split, dividend or other distribution (including deemed dividends), reorganization, merger, consolidation, repurchase or share exchange, affects our Common Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of plan participants, then the Nominating Committee shall make equitable adjustments in (i) the number and kind of shares of Common Stock that may thereafter be issued in connection with future awards, (ii) the number and kind of shares that may be delivered or deliverable under outstanding awards, (iii) the exercise price to prevent such dilution.

Eligibility

The persons eligible to receive awards under the 2023 Stock Plan are employees of the Company and its subsidiaries and the members of our Board of Directors. Any shares of restricted stock or stock options that we grant under the 2023 Stock Plan will be for compensatory purposes only and will not involve payment of any cash consideration by any participant to us. The Company expects that approximately 530 employees and 7 directors will be eligible to receive awards under the 2023 Stock Plan. The maximum dollar value of shares of Common Stock for which a non-employee director may be granted awards in any calendar year will be fifty thousand dollars ($50,000).

Administration

The 2023 Stock Plan is to be administered by the Nominating Committee, which is comprised solely of directors who are considered independent under the applicable listing standards of the NASDAQ. Subject to the terms and conditions of the 2023 Stock Plan, the Nominating Committee is authorized to select participants, determine the type and number of awards to be granted and the number of shares to which awards will relate or the amount of a performance award, specific times at which awards will be exercisable or settled, including performance conditions that may be required as a condition thereof, set other terms and conditions of such awards, prescribe forms of award agreements, interpret and specify rules and regulations relating to the 2023 Stock Plan, and make all other determinations which may be necessary or advisable for the administration of the 2023 Stock Plan. In addition, the entire Board of Directors may itself act to administer the 2023 Stock Plan.

General Terms of Awards

Our Nominating Committee is authorized to grant restricted stock awards. All restricted stock granted under the 2023 Stock Plan will be evidenced by an agreement containing such terms and conditions as the Nominating Committee may determine. A grant of restricted stock is a grant of shares of our Common Stock that, at the time of issuance, are subject to certain forfeiture provisions, and thus the restricted stock granted is restricted as to transferability until such forfeiture restrictions have lapsed.

If stock options are granted under the 2023 Stock Plan, the terms and conditions of stock options granted under the plan will be determined by the Nominating Committee and set forth in an award agreement between the Company and the participant. The exercise price of an option granted under the plan will not be less than the fair market value of our Common Stock on the date of grant. The vesting of a stock option will be subject to such conditions as the Nominating Committee may determine.

We will account for the 2023 Stock Plan in accordance with the provisions of ASC 718, ‘Share-Based Payments,” which requires us to record the fair value of stock-based compensation arrangements on the date they are granted to employees as a liability or as a component of equity, depending on whether the obligations can be settled in cash or stock. Regardless of treatment as a liability or as a component of equity, these amounts must be expensed over the vesting period of the compensation arrangements. Under ASC 718, we will be required to select a valuation technique or option-pricing model that meets the criteria as stated in the standard.

Unless earlier terminated by our Board of Directors, the 2023 Stock Plan will terminate on the day before the 10th anniversary of the date on which it is approved by our shareholders. The expiration of the 2023 Stock Plan will not by itself adversely affect the rights of participants under awards that are outstanding at the time the 2023 Stock Plan expires. Our Board of Directors may terminate, amend or suspend the2023 Stock Plan plan at any time subject to applicant requirements in (a) our articles of incorporation or by-laws and (b) applicable law and orders. No such termination, amendment or suspension of the 2023 Stock Plan may, without the consent of any affected holders of an award, alter or impair any rights or obligations under any award granted thereto.

Since awards under the 2023 Stock Plan will be determined by our Nominating Committee and may vary from year to year and from participant to participant, benefits to be paid under the plan are not determinable at this time and are not determinable with respect to our last completed fiscal year assuming that the 2023 Stock Plan had been in effect during such time.

Use of Restricted Stock and Minimum Vesting Schedule

The 2023 Stock Plan contemplates, among other things, grants of restricted stock. A grant of restricted stock is a grant of shares of our Common Stock that, at the time of issuance, are subject to certain forfeiture provisions, and thus are restricted as to transferability until the forfeiture restrictions have lapsed. The restrictions on the restricted stock issued pursuant to the 2023 Stock Plan may relate to continued employment with us (lapsing either on an annual or other periodic basis or on a “cliff” basis (at the end of a stated period of time)) or other restrictions deemed by our Nominating Committee from time to time to be appropriate and in our and our shareholders’ best interests, including the achievement of performance goals. All grants of restricted stock shall be subject to a minimum vesting schedule of at least 12 months following the date of grant, provided that vesting may accelerate in connection with death, a change in control or other involuntary termination. Notwithstanding the foregoing, up to 5% of the shares available for grant under the 2023 Stock Plan may be granted with a minimum vesting schedule that is shorter than the 12 months mandated by the 2023 Stock Plan.

Prior to the end of the restricted period, shares received as restricted stock may not be sold or disposed of by participants, and may be forfeited in the event of termination of employment. The restricted period generally is established by the Nominating Committee. An award of restricted stock entitles the participant to all of the rights of a shareholder of the Company, including the right to vote the shares and the right to receive any dividends thereon, unless otherwise determined by the Nominating Committee.

We believe that the particular characteristics of our business, including our dependence on key personnel to conduct our business effectively and the competitive environment in which we operate, require the use of equity-based compensation for our personnel. We strongly believe that the most appropriate form of equity-based compensation that we can offer is restricted stock. Relative to other forms of equity-based compensation, we believe that restricted stock will allow us to (1) develop superior alignment in shareholder interests and the interests of our employees and non-employee directors; (2) manage dilution associated with equity-based compensation; (3) preserve our cash and (4) match the return expectations of the business more closely with our equity-based compensation. We believe that restricted stock has a clear and meaningful benefit to our shareholders and our business prospects.

Alignment of our business plans, shareholders’ expectations and employee compensation is an essential component of our long-term business success. As a result, the Nominating Committee currently believes that restricted stock is the preferred method of long-term incentive compensation to retain our employees as their roles expand with our growing business.

We believe that restricted stock motivates behavior that will encourage our continued growth and increase return expectations. Shares of restricted stock that are subject to forfeiture provisions should allow us to set objectives and provide meaningful rewards over time to employees who effectuate the targeted outcome of appreciation in our stock price.

Use of Stock Options

The Nominating Committee is authorized to grant ISOs and non-qualified stock options (“NQSOs”). The exercise price of an option is determined by the Nominating Committee, but may not be less than the fair market value of the shares on the date of grant. The maximum term of each option, the times at which each option will be exercisable, and provisions requiring forfeiture of unexercised options at or following termination of employment or upon the occurrence of other events, generally are fixed by the Nominating Committee, subject to a restriction that no option may have a term exceeding ten years. Stock options may be exercised by payment of the exercise price in cash, through broker-assisted cashless exercise procedures or by surrender of other outstanding awards having a fair market value equal to the exercise price. Under the terms of the 2023 Stock Plan, the Nominating Committee may not reduce the exercise price of any stock option without shareholder approval. All grants of options shall be subject to a minimum vesting schedule of at least 12 months following the date of grant, provided that vesting may accelerate in connection with death, a change in control or other involuntary termination.

Performance Goals

An award under the 2023 Stock Plan consists of a right to receive an option or restricted stock, which may be made subject to the attainment of one or more performance goals. The performance goals may be set forth in an award agreement containing such terms and conditions as the Nominating Committee may determine or may be used as a basis on which to determine the amount of or the right to an award. The Nominating Committee has not historically based vesting or other rights under options on the attainment of performance goals and does not expect to do so in the future; however, the Nominating Committee expects that awards of restricted stock under the 2023 Stock Plan may be conditioned on attainment of performance goals. The 2023 Stock Plan provides that performance goals will be based on criteria determined by the Nominating Committee in accordance with generally accepted accounting principles, where applicable, which may include:

    ·    growth of after tax net income;
    ·    credit quality of our loan portfolios;
    ·    growth of revenues in our non-bank subsidiaries;
    ·    ROAA;
    ·    ROE;
    ·    deposit growth at Newtek Bank, N.A.;
    ·    stock price or total shareholder return;
    ·    expense targets;
    ·    cash flow and liquidity measures; and
    ·    economic value added
Where applicable, the performance goals may be expressed in terms of maintaining or attaining a specified level of the particular criterion or attaining a percentage increase or decrease in the particular criterion, and may be applied to one or more of the Company or a subsidiary of the Company, all as determined by the Nominating Committee. The performance goals may include a threshold level of performance below which no payment will be made (or no vesting will occur), levels of performance at which specified payments will be paid (or specified vesting will occur) and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur). Each of the foregoing performance goals is subject to certification by the Nominating Committee.

Vesting, Forfeitures, and Acceleration

The Nominating Committee may, in its discretion, determine the vesting schedule of options and restricted stock awards, the circumstances that will result in forfeiture of the awards, the post-termination exercise periods of options and restricted stock awards, and the events that will result in acceleration of the ability to exercise and the lapse of restrictions on any award. All awards shall be subject to a minimum vesting schedule of at least 12 months following the date of award, provided that vesting may accelerate in connection with death, a change in control or other involuntary termination. Notwithstanding the foregoing, up to 5% of the shares available for grant under the 2023 Stock Plan may be granted with a minimum vesting schedule that is shorter than the 12 months mandated by the 2023 Stock Plan.

Amendment and Termination

Our Board of Directors may modify, revise or terminate the 2023 Stock Plan at any time and from time to time, subject to the terms of (1) our certificate of incorporation and by-laws and (2) applicable law, including any requirement that such modification, revision or termination be approved by our shareholders. No awards under this 2023 Stock Plan may be made after June 13, 2033, assuming that our shareholders approve this Proposal IV at the Annual Meeting.

Certain Federal Income Tax Effects

The following discussion of certain relevant federal income tax effects applicable to equity awards granted under the 2023 Stock Plan is a summary only, and reference is made to the Internal Revenue Code for a complete statement of all relevant federal tax provisions. Different rules may apply in the case of a participant that is subject to the reporting requirements of Section 16(a) of the 1934 Act. The discussion is general in nature and does not take into account a number of considerations that may apply based on the circumstances of a particular participant, and should not be relied upon as tax advice.

Restricted Stock

Generally, a grant under the plan of shares of our Common Stock which is subject to vesting and transfer restrictions, will not result in taxable income to the recipient for U.S. federal income tax purposes or a tax deduction to us in the year of the grant. Instead, the value of the shares will generally be taxable to the recipient as ordinary income in the years in which the restrictions on the shares lapse. Such value will be the fair market value of the shares on the dates the restrictions lapse. Any recipient, however, may elect pursuant to Section 83(b) of the Code to treat the fair market value of the shares on the date of grant as ordinary income in the year of the grant, provided the recipient makes the election within 30 days after the date of the grant. In any case, we would receive a deduction corresponding to the amount of compensation included in the recipient’s income in the year in which that amount is so included. However, unless the Company has ordinary income (as distinct from capital gains) in excess of such deductions and its other expenses, the Company will be unable to utilize such deductions.

In accordance with applicable regulations, we will require any employee who is a recipient to pay to us an amount sufficient to satisfy required tax withholding in respect of such compensation income at the time the restrictions on the shares lapse or the recipient makes a Section 83(b) election. The 2023 Stock Plan permits us to withhold shares to satisfy the tax withholding, rather than require employees to pay us cash. If we withhold shares to satisfy this tax withholding obligation, instead of requiring the payment of cash, the employee will nonetheless will be required to include in income the fair market value of the shares withheld.

Non-Qualified Stock Options

A participant generally will not be taxed upon the grant of a NQSO. Rather, at the time of exercise of such NQSO, the option holder will recognize ordinary income for federal income tax purposes in an amount equal to the excess of the fair market value of the shares purchased over the exercise price. The Company will generally be entitled to a tax deduction at such time and in the same amount that the option holder recognizes as ordinary income. However, unless the Company has ordinary income (as distinct from capital gains) in excess of such deductions and its other expenses, the Company will be unable to utilize such deductions. If shares acquired upon exercise of an NQSO are later sold or exchanged, then the difference between the amount received upon such sale, exchange or disposition and the fair market value of such stock on the date of such exercise will generally be taxable as long-term or short-term capital gain or loss (if the stock is a capital asset of the holder) depending upon the length of time such shares were held by the holder.

In accordance with applicable Department of Treasury regulations, we will require any employee who exercises an option to pay to us an amount sufficient to satisfy required tax withholding in respect of such compensation income at the time of exercise. The 2023 Stock Plan permits us to withhold shares to satisfy the tax withholding, rather than require employees to pay us cash. If we withhold shares to satisfy this tax withholding obligation, instead of requiring the payment of cash, the employee will nonetheless will be required to include in income the fair market value of the shares withheld.

Incentive Stock Options

There are no immediate U.S federal income tax consequences of receiving an ISO under the 2023 Stock Plan. Upon the exercise, the ISO holder will not recognize ordinary income for federal income tax purposes. However, the excess of the fair market value of the stock subject to an ISO over the exercise price of such ISO (the “Option Spread”) is included in the ISO holder’s “alternative minimum taxable income” for purposes of the alternative minimum tax. If the ISO holder does not dispose of the stock acquired upon exercise of an ISO until more than two years after the option grant date and more than one year after exercise of the option, any gain (or loss) upon sale of the shares will be a long-term capital gain (or loss). If shares are sold or otherwise disposed of before these periods have expired, which is referred to as a disqualifying disposition, the Option Spread at the time of exercise of the ISO (but not more than the amount of the gain on the sale or other disposition) is ordinary income in the year of such sale or other disposition. If gain on a disqualifying disposition exceeds the amount treated as ordinary income, the excess is taxable as capital gain (which will be long-term capital gain if the shares have been held more than one year after the date of exercise of the option). The Company is not entitled to a federal income tax deduction in connection with ISOs, except to the extent that the ISO holder has taxable ordinary income on a disqualifying disposition

Exercise with Shares

Based upon a published ruling of the Internal Revenue Service, a participant who pays the exercise price upon exercise of an NQSO, in whole or in part, by delivering shares of the Company's Common Stock already owned by him will recognize no gain or loss for federal income tax purposes on the shares surrendered, but otherwise will be taxed according to the rules described above for NQSOs. With respect to shares acquired upon exercise equal in number to the shares surrendered, the basis per share will be equal to the basis per share of the shares surrendered, and the holding period for capital gains purposes will include the holding period of the shares surrendered. The basis of additional shares received upon exercise will be equal to the fair market value of such shares on the date of exercise, and the holding period for such additional shares will commence on the date the option is exercised.

Limit on Deduction

Section 162(m) of the Code places a $1 million annual limit on the compensation deductible by the Company paid to certain of its executives. The limit does not, however, apply to “qualified performance-based compensation.”

Other Tax Consequences

State tax consequences may in some cases differ from those described above. In addition, Awards made under the 2023 Stock Plan may be made to persons who are subject to tax in jurisdictions other than the United States and may result in tax consequences differing from those described above.

Unless marked to the contrary, the shares represented by the enclosed Proxy Card will be voted “FOR” this proposal.

New Plan Benefits

No awards will be granted under the 2023 Stock Plan prior to its approval by our stockholders. Awards under the 2023 Stock Plan will be granted at the discretion of the Nominating Committee. As a result, it is not possible to determine the number or type of awards that will be granted to any person under the 2023 Stock Plan. The awards granted in 2022 under the 2015 Plan, which would not have changed if the 2023 Stock Plan had been in place instead of the 2015 Plan, are set forth in the table below.

Name and Position	Dollar Value ($)(1)	Number of Shares/Units
Barry Sloane	$2,000,000	108,733
Nicholas Leger	$225,000	10,593
Peter Downs	$375,000	17,655
Michael Schwartz	$300,000	14,124
Nicolas Young	$200,000	9,416

All current executive officers, as a group (5 persons)	$3,100,000	160,521
All non-employee directors, as a group (4 persons)	$152,000	8,000
All non-executive officer employees, as a group	$1,802,000	82,141
____________
(1)     The value reported in this column is the aggregate grant date fair value of stock awards granted in 2022, determined in accordance with FASB ASC Topic 718

Equity Compensation Plan Information

The following table summarizes our equity compensation plan information as of December 31, 2022. This table does not take into account the additional shares that may be issued under the 2023 Stock Plan or the ESPP (as defined below) as they are subject to shareholder approval.

	Number of Securities to Be Issued Upon Exercise of Outstanding Stock Awards, Warrants and Rights	Weighted-average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (a))

Plan Category	(a)	(b)	(c)
Equity Compensation Plans Approved by Security Holders	─(1)	─	─(2)
Equity Compensation Plans Not Approved by Security Holders	─	─	─
	─	─	─
____________
(1)     The value reported in this column is the aggregate grant date fair value of stock awards granted in 2022, determined in accordance with FASB ASC Topic 718. Represents 688,430 Restricted Stock Awards granted under 2015 Stock Plan.
(2)        No securities remain available for future issuance under the 2015 Stock Plan as the Nominating Committee terminated the 2015 Stock Plan on April 26, 2023. The termination of the 2015 Stock Plan does not affect any awards previously granted, and such awards shall remain valid and in effect in accordance with their terms until they have been earned and paid, or by their terms expire or are forfeited. The 2014 Plan was replaced by the 2015 Stock Plan and no securities remain available for future issuance under the 2014 Plan.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL.

PROPOSAL V — APPROVAL OF THE 2023 EMPLOYEE STOCK PURCHASE PLAN

On April 26, 2023, the Nominating Committee and the Board of Directors approved the 2023 Employee Stock Purchase Plan (the “ESPP”), subject to shareholder approval of this Proposal V. Following the Company’s 2023 conversion from a BDC to a financial holding company, the Nominating Committee and the Board of Directors determined that it was appropriate to approve the ESPP to provide certain eligible employees with the opportunity to participate in the ownership of the Company. The ESPP is intended to qualify as an “employee stock purchase plan” as defined in Section 423 of the Code.

The Company’s Board of Directors and its Nominating Committee, which consists entirely of directors who are not employees of the Company, believe that in light of the Company’s plan for growth,, the ESPP advances the interests of the Company and its shareholder by providing an investment benefit for its employees that will help attract, reward and retain highly qualified employees and will help align their interests with those of its shareholders.

We are submitting the ESPP to our shareholders for approval in order to comply with the Exchange Act and NASDAQ listing rules, in order to exempt grants under the plan for purposes of Rule 16b under the Exchange Act.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

Reasons for the Proposal

The Board of Directors, the Nominating Committee and executive management of the Company believe that, because the market for superior professionals is highly competitive, our successful performance depends on our ability to offer our key professionals with a stake in the growth of our Company. The specialized nature of our business, the competitiveness of the markets in which we operate and the skills and the importance of our employees make retention even more critical. We believe that the ESPP would enable us to offer our employees an opportunity to acquire a proprietary interest in the Company through the purchase of the Company’s Common Stock, directly aligning the employees’ interests with those of our shareholders.

On April 26, 2023, our Board of Directors adopted the ESPP, subject to shareholder approval, and recommended that it be submitted to our shareholders for their approval at the Annual Meeting. The Board of Directors recommends approval of the ESPP, which provides for the periodic offering of rights to purchase shares of the Company’s Common Stock, in accordance with the terms of the ESPP.

The effective date of the ESPP is the date on which it is approved by our shareholders. If our shareholders approve this Proposal V at the Annual Meeting, the effective date of the 2023 Stock Plan will be June 14, 2023. If our shareholders do not approve the ESPP, the ESPP will not be effective.

Overview of the ESPP

The following is a summary of certain principal features of the ESPP. This summary is qualified in its entirety by reference to the complete text of the ESPP. You are urged to read the actual text of the ESPP in its entirety, which is set forth in Appendix B and incorporated by reference in this Proxy Statement.

Administration

Subject to the terms and conditions of the ESPP, our Nominating Committee will administer the ESPP. Our Nominating Committee can delegate administrative tasks under the ESPP to any administrative group or person who is not a member of the Nominating Committee to assist in the administration of the ESPP. The Nominating Committee will have the discretionary authority to (i) determine when and how rights to purchase Common Stock will be granted and the provisions of each offering of such rights, (ii) designate from time to time which subsidiaries of the Company may be eligible to participate in the ESPP, (iii) construe and interpret the ESPP and the rights granted under it and to establish, amend and revoke rules and regulations for the ESPP’s administration, (iv) exercise such powers and to perform such acts necessary to promote the best interests of the Company and to carry out the intent that the ESPP be treated as an “employee stock purchase plan” within the meaning of Section 423 of the Code. Interpretations and constructions of the Nominating Committee of any provision of the ESPP or of any rights thereunder will be conclusive and binding on all persons.

Shares Available for Awards

Subject to adjustment in accordance with the ESPP, the maximum number of shares of Common Stock which will be authorized for sale under the ESPP is 200,000 shares of Common Stock. The shares reserved for issuance under the ESPP may be authorized but unissued shares, treasury shares or reacquired shares. As of December 30, 2022, the value of our Common Stock was $16.02.

Eligibility

Employees eligible to participate in the ESPP for a given offering period generally include employees who are (i) employed by the Company or one of the Company’s designated subsidiaries on the applicable offering date, (ii) customarily employed by the Company or one of the Company’s designated subsidiaries for more than 20 hours per week on a regular basis and (iii) not subject to the rules or laws of a foreign jurisdiction that would prohibit the grant of a right to purchase shares of Common Stock. Any eligible employees who meet the criteria above are eligible to participate in offerings that commence after the month in which the employee commences employment with the Company or a designated subsidiary; provided, that any eligible employee who is a director or executive officer subject to the reporting requirements of Section 16 of the Exchange Act may not participate in the ESPP unless such participant completes a certification form compliant with Rule 10b5-1(c) of the Exchange Act. The Company expects that approximately 530 employees will be eligible to participate in the ESPP.

Participation

Employees will enroll under the ESPP by delivering an enrollment agreement to the Company within the time specified in the offering, in such form as the Company provides. Each agreement shall authorize payroll deductions from the employees’ compensation of up to 15% of their compensation.

Offering

Under the ESPP, participants will be granted the right to purchase shares of Common Stock at a discount during the period beginning on the offering date (or such later date as the Nominating Committee may determine) and ending on the date stating in the offering, The Nominating Committee will establish one or more date during an offering on which rights granted under the ESPP may be exercised and purchases of shares of Common Stock will be carried out in accordance with such offering. The Nominating Committee may specify a maximum number of shares that may be purchased by any participant as well as a maximum aggregate number of shares that may be purchased by all participants pursuant to any offering.

The Nominating Committee will determine the purchase price of shares of Common Stock acquired pursuant to the rights granted under the ESPP for each offering, which will be no lower than 85% of the fair market value of Company Common Stock on the offering date or 85% of the fair market value of the Company Common Stock on the purchase date. No participant may be granted a right to purchase shares of Common Stock permitting the participant’s rights to purchase shares under the ESPP to accrue at a rate which exceeds $25,000 for each calendar year in which the right is outstanding at any time.

A participant may reduce (including to zero) or increase such payroll deductions after the beginning of any offering, only as provided for in the offering; provided, that the participant may not make additional payments into his or her account if the participant has already withheld the maximum amount permitted under the offering.

Except as provided by the Nominating Committee, a participant may cancel his or her payroll deduction at any time prior to the end of the offering and withdraw from an offering by delivering a notice of withdrawal to the Company in the form as the Company provides. Upon such withdrawal, the Company will distribute all of the participant’s accumulated payroll deductions, reduced to the extent, if any, such deductions have been used to acquire stock for the participant, without interest, and the participant’s interest in the offering will be automatically terminated. The participant may re-enroll in the ESPP at a later time, but must deliver a new enrollment agreement in order to participate in subsequent offerings. Rights granted under the ESPP will terminate immediately upon the participant’s termination of employment or service with the Company and its designated subsidiaries and affiliates and the Company will distribute to the terminated participant all of his or her accumulated payroll deductions, reduced to the extent, if any, such deductions have been used to acquire stock for the terminated participant, without interest.

A participant may not transfer rights granted under the ESPP other than by will or the laws of descent and distribution or by a beneficiary designation as provided in the ESPP, and during the participant’s lifetime, will only be exercisable by the participant. By participating in the ESPP, each participant agrees that shares purchased under the ESPP will comply with any holding periods as determined by the Nominating Committee.

Adjustments

In the event of any increase or decrease in the number of issued shares of our Common Stock resulting from merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company, we will appropriately adjust the aggregate classes and maximum number of shares of Common stock offered under the ESPP as well as the classes and maximum number of shares and price per share of Common Stock subject to outstanding rights under the ESPP. If we undergo a Change in Control (as defined in the 2023 Stock Plan), the Nominating Committee may take action as to the outstanding rights to purchase shares, including (i) providing that outstanding rights will be assumed or substantially equivalent rights will be substituted by the acquiring or succeeding corporation, (ii) upon written notice to participants, providing that all outstanding rights to purchase shares will be terminated immediately prior to the Change in Control and that all outstanding rights will become exercisable, (iii) upon written notice to the participants, providing that all outstanding rights will be cancelled prior to the effective date of the Change in Control and that all accumulated payroll deductions will be returned to the participants on such date, (iv) providing for a cash payment for each outstanding right in accordance with the terms of the ESPP, (v) providing that, in connection with a liquidation or dissolution, rights will convert into the right to receive liquidation proceeds or (vi) any combination of the foregoing.

Amendment and Termination

The Nominating Committee may amend, suspend or terminate the ESPP at any time. However, the Nominating Committee may not amend the ESPP without obtaining shareholder approval within 12 months before or after such amendment where the amendment will increase the number of shares reserved under the ESPP or modify the provisions of eligibility or the ESPP generally where shareholder approval is required under applicable laws.

Material United States Federal Income Tax Consequences

The following is a general summary under current law of the principal United States federal income tax consequences related to the purchase of shares under the ESPP. This summary deals with the general federal income tax principles that apply and is provided only for general information. Some kinds of taxes, such as state, local and foreign income taxes and federal employment taxes, are not discussed. This summary is not intended as tax advice to participants, who should consult their own tax advisors.

The ESPP, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Section 423 of the Code. Under the applicable Code provisions, no income will be taxable to a participant until the sale or other disposition of the shares purchased under the ESPP. This means that an eligible employee will not recognize taxable income on the date the employee is granted an option under the ESPP. In addition, the employee will not recognize taxable income upon the purchase of shares. Upon such sale or disposition, the participant generally will be subject to tax in an amount that depends upon the length of time such shares are held by the participant prior to disposing of them. If the shares are sold or disposed of more than two years from the date of grant and more than one year from the date of purchase, or if the participant dies while holding the shares, the participant (or his or her estate) will recognize ordinary income measured as the lesser of (i) the excess of the fair market value of the shares at the time of such sale or disposition (or death) over the purchase price or (ii) an amount equal to the applicable discount from the fair market value of the shares as of the date of grant. Any additional gain will be treated as long-term capital gain. If the shares are held for the holding periods described above but are sold for a price that is less than the purchase price, there is no ordinary income and the participating employee has a long-term capital loss for the difference between the sale price and the purchase price.

If the shares are sold or otherwise disposed of before the expiration of the holding periods described above, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price and the Company will be entitled to a tax deduction for compensation expense in the amount of ordinary income recognized by the employee. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on how long the shares were held following the date they were purchased by the participant prior to disposing of them. If the shares are sold or otherwise disposed of before the expiration of the holding periods described above but are sold for a price that is less than the purchase price, the participant will recognize ordinary income equal to the excess of the fair market value of the shares on the date of purchase over the purchase price (and the Company will be entitled to a corresponding deduction), but the participant generally will be able to report a capital loss equal to the difference between the sales price of the shares and the fair market value of the shares on the date of purchase.

New Plan Benefits

No awards will be granted under the ESPP prior to its approval by our stockholders. It is not possible to determine the benefits under the ESPP. because participation in the ESPP is voluntary, ESPP contributions are discretionary and benefits are based on future prices of the Company’s Common Stock. The awards granted in 2022 under the 2015 Stock Plan, which would not have changed if the ESPP had been in place instead of the 2015 Stock Plan, are set forth under New Plan Benefits under Proposal IV above.

Unless marked to the contrary, the shares represented by the enclosed Proxy Card will be voted “FOR” this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL.

OTHER MATTERS
The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this Proxy Statement and matters incident to the conduct of the Annual Meeting. Properly executed proxies in the accompanying form that have not been revoked confer discretionary authority on the persons named therein to vote at the direction of a majority of the Board of Directors on any other matters presented at the Annual Meeting. Under SEC rules, if a shareholder does not notify the Company within a reasonable time before the date of this Proxy Statement of such shareholder’s intent to present a proposal at the Annual Meeting, the persons named in the accompanying proxy may exercise such discretionary voting authority if the proposal is raised at the Annual Meeting, without any discussion of the matter in this Proxy Statement.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE ANNUAL MEETING TO BE HELD ON JUNE 14, 2023
The Proxy Statement and Annual Report for the year ended December 31, 2022 are available on the internet at http://www.astproxyportal.com/ast/19720.
ADDITIONAL INFORMATION
We file annual, quarterly and current reports, Proxy Statements and other information with the SEC at 100 F Street, N.E., Washington, D.C. 20549. Our SEC filings are also available to the public from commercial document retrieval services and on the web site maintained by the SEC at www.sec.gov. Such information will also be furnished upon written request to NewtekOne, Inc., 1981 Marcus Avenue, Suite 130, Lake Success, New York 11042, Attention: Corporate Secretary, and can also be accessed through our website at www.newtekone.com.
Mailings for multiple shareholders going to a single household are combined by delivering to that address, in a single envelope, a copy of the documents (prospectuses, proxy statements, etc.) or other communications for all shareholders who have consented or are deemed to have consented to receiving such communications in such manner in accordance with the rules promulgated by the SEC. Once you have received notice from your broker or the Company that they or the Company will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding, please notify your broker if your shares are held in a brokerage account or the Company if you hold registered shares. You can notify the Company by sending a written request to NewtekOne, Inc., 1981 Marcus Avenue, Suite 130, Lake Success, New York 11042, Attention: Chief Legal Officer or call (212) 356-9500. Promptly upon receipt by us of such a request from a shareholder, separate proxy materials will be delivered to the requesting shareholder. Shareholders who currently receive multiple copies of the Proxy Statement at their addresses and would like to request “householding” of their communications should contact their brokers or the Company (if you hold registered shares).
CONFIDENTIALITY OF PROXIES
The Company’s policy is that proxies identifying individual shareholders are private except as necessary to determine compliance with law, to assert or defend legal claims, in a contested proxy solicitation or in the event that a shareholder makes a written comment on a Proxy Card or an attachment to it.
COSTS OF PROXY SOLICITATIONS; SHAREHOLDER COMMUNICATIONS
The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to the beneficial owners of Common Shares. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally, by telephone or by email without additional compensation.

Shareholders may send written communications to the Board of Directors to the attention of the Board of Directors, c/o Newtek Business Services Corp., 1981 Marcus Avenue, Suite 130, Lake Success, New York 11042. Shareholder communications must be signed by the shareholder and identify the number of Common Shares held by the shareholder. Each properly submitted shareholder communication will be provided to the Board of Directors at its next meeting or, if such communication requires more immediate attention, it will be forwarded to the Directors promptly after receipt.
SHAREHOLDER PROPOSALS
The Company expects that the 2024 annual meeting of shareholders will be held on or about June 14, 2024, but the exact date, time, and location of such meeting may change. A shareholder who intends to present a proposal at the 2024 annual meeting of shareholders pursuant to the SEC’s Rule 14a-8 must submit the proposal in writing to the Corporate Secretary of the Company at 1981 Marcus Avenue, Suite 130, Lake Success, New York 11042. The Company must receive the proposal no later than January 2, 2024, in order for the proposal to be considered for inclusion in the Company’s proxy statement for that meeting. The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at the meeting.
Shareholder proposals or director nominations to be presented at the 2024 annual meeting of shareholders, other than shareholder proposals submitted pursuant to the SEC’s Rule 14a-8, must be submitted in accordance with the advance notice procedures and other requirements set forth in our bylaws. These requirements are separate from the requirements discussed above to have the shareholder nomination or other proposal included in our proxy statement and form of proxy/voting instruction card pursuant to the SEC’s rules. The item to be brought before the meeting must be a proper subject for shareholder action. Our bylaws require that to be timely, a shareholder’s notice shall set forth all information required and shall be delivered to the secretary at the principal executive office of the Company at the above address not earlier than the 150th day prior to the first anniversary of the date of this proxy statement nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of this proxy statement. As a result, for the Company’s 2024 annual meeting of shareholders, a shareholder’s notice pursuant to these provisions of our bylaws must be received no earlier than December 3, 2023 and no later than 5:00 p.m., Eastern Time, on January 2, 2024; provided, however, that in the event that the date of the 2024 annual meeting of shareholders is advanced or delayed by more than 30 days from the first anniversary of this Annual Meeting, notice by the shareholder to be timely must be so delivered not earlier than the 150th day prior to the date of the 2024 annual meeting of shareholders and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of the 2024 annual meeting of shareholders, as originally convened, or the tenth day following the day on which public announcement of the date of the 2024 annual meeting of shareholders is first made. The public announcement of a postponement or adjournment of an annual meeting shall not commence a new time period for the giving of a shareholder’s notice.
In addition to satisfying the foregoing requirements under the Company’s Bylaws, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees for the 2024 annual meeting of shareholders must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 15, 2024.
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By order of the Board of Directors,
/s/ Michael A. Schwartz
Michael A. Schwartz, Corporate Secretary

APPENDIX A
NEWTEKONE, INC.
2023 STOCK INCENTIVE PLAN
1.PURPOSE OF THE PLAN.
The purpose of this Plan is to advance the interests of NewtekOne, Inc. (the “Company”) through providing select Employees and Directors of the Company with the opportunity to acquire Common Stock and Restricted Stock. By encouraging such stock ownership, the Company seeks to attract, retain and motivate the best available personnel for positions of substantial responsibility and to provide additional incentives to promote the success of the business. The Plan is not tax-qualified under Section 401(a) of the Code. This Plan replaces the Newtek Business Services Corp. 2015 Stock Incentive Plan for Awards granted on or after the Effective Date.
2.DEFINITIONS.
As used herein, the following definitions shall apply.
(a)“Account” shall mean a bookkeeping account maintained by the Company in the name of a Participant.
(b)“Affiliate” shall mean any corporation or other entity that stands in a relationship to the Company that would result in the Company and such corporation or other entity being treated as one employer under Section 414(b) or Section 414(c) of the Code. The Company may at any time by amendment provide that different ownership thresholds apply (consistent with Section 409A of the Code). Notwithstanding the foregoing provisions of this definition, except as otherwise determined by the Board, a corporation or entity shall be treated as an Affiliate only if its employees would be treated as employees of the Company for purposes of the rules promulgated under the Securities Act of 1933, as amended, with respect to the use of Form S-8.
(c)“Agreement” shall mean a written agreement entered into in accordance with Section 5(c) of the Plan.
(d)“Award” shall mean an Option or Restricted Stock awarded pursuant to the Plan.
(e)“Board” shall mean the Board of Directors of the Company, as the same may be constituted from time to time.
(f)“Change in Control” shall mean any one of the following events: (i) the consummation of a sale of all or substantially all of the Company’s assets (other than to an Affiliate); (ii) the acquisition following the Effective Date of ownership, holding or power to vote more than 25% of the Company’s voting shares by any person or persons acting as a “group” (within the meaning of Section 13(d) of the Securities Exchange Act of 1934); (iii) the acquisition of the ability to control the election of a majority of the Board by any person or persons acting as a “group” (within the meaning of Section 13(d) of the Securities Exchange Act of 1934), other than (A) the Company, (B) any employee benefit plan or related trust sponsored by the Company or its Affiliates or (C) any underwriter temporarily holding securities pursuant to an offering; (iv) the acquisition of a controlling influence over the management or policies of the Company by any person or by persons acting as a “group” (within the meaning of Section 13(d) of the Securities Exchange Act of 1934); or (v) during any period of two consecutive years, individuals (the “Continuing Directors”) who at the beginning of such period constitute the Board (the “Existing Board”) cease for any reason to constitute at least two-thirds thereof, provided that any individual whose election or nomination for election as a member of the Existing Board was approved by a vote of at least two-thirds of the Continuing Directors then in office shall be considered a Continuing Director, unless such approval was a result of an actual or publicly threatened solicitation of proxies by a person other than the Board. For purposes of defining Change in Control, the term “person” refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein. The decision of the Committee as to whether a Change in Control has occurred shall be conclusive and binding.
(g)“Code” shall mean the Internal Revenue Code of 1986, as amended, and the rulings issued and regulations promulgated thereunder.

(h)“Committee” shall mean the committee appointed by the Board to administer the Plan, in accordance with Section 5(a) hereof.
(i)“Common Stock” shall mean the common stock, par value $0.02 per share, of the Company.
(j)“Company” shall mean NewtekOne, Inc. and its successors and assigns.
(k)“Continuous Service” shall mean the absence of any interruption or termination of service as an Employee or Director. Continuous Service shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Company or transfers between payroll locations of the Company or between the Company and a wholly owned subsidiary of the Company, or successor, provided the Participant is continuously performing services for the Company or a wholly owned subsidiary thereof.
(l)“Director” shall mean any member of the Board.
(m)“Disability” shall mean a physical or mental condition, which in the sole and absolute discretion of the Committee, is reasonably expected to be of indefinite duration and to substantially prevent a Participant from fulfilling his or her duties or responsibilities to the Company.
(n)“Effective Date” shall mean the date specified in Section 15 hereof.
(o)“Employee” shall mean any person employed by the Company or a wholly owned subsidiary thereof.
(p)“Employee Director” shall mean any member of the Board who is an Employee.
(q)“Exercise Price” shall mean the price per Optioned Share at which an Option may be exercised.
(r)“ISO” shall mean an Option which an Agreement identifies as an “incentive stock option” within the meaning of Section 422 of the Code and which satisfies the requirements under Section 422 of the Code to qualify as an “incentive stock option.”
(s)“Market Value” shall mean the fair market value of the Common Stock, as determined under Section 7(b) hereof.
(t)“Non-Employee Director” shall have the meaning provided in Rule 16b-3.
(u)“Non-ISO” shall mean an option to purchase Common Stock which meets the requirements set forth in the Plan but which an Agreement identifies as not being an ISO or which by operation or the terms of grant fails to satisfy the requirements of Section 422 of the Code.
(v)“Option” shall mean an ISO or a Non-ISO.
(w)“Optioned Shares” shall mean shares of Common Stock subject to an Option granted pursuant to this Plan.
(x)“Participant” shall mean any person who receives an Award pursuant to the Plan.
(y)“Performance Award” means an Award made pursuant to this Plan that is subject to the attainment of one or more performance goals.
(z)“Plan” shall mean this NewtekOne, Inc. 2023 Stock Incentive Plan.
(aa)“Restricted Stock” shall mean a grant of Common Stock under Section 9 of this Plan that is subject to certain restrictions and a risk of forfeiture.
(ab)“Rule 16b-3” shall mean Rule 16b-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended.

(ac)“Year of Service” shall mean a full twelve-month period, measured from the grant date of an Award and each annual anniversary of that date, during which a Participant has not terminated Continuous Service for any reason.
3.TERM OF THE PLAN AND OPTIONS.
(a)Term of the Plan. The Board reserves the right to terminate the Plan at any time; provided, however, that in any case, the Plan will terminate on the day before the tenth anniversary of the Effective Date, in accordance with Section 18 below. Termination of the Plan shall not affect any Awards previously granted, and such Awards shall remain valid and in effect in accordance with their terms until they have been earned and paid, or by their terms expire or are forfeited.
(b)Term of Options. The term of each Option granted under the Plan shall be established by the Committee, but shall not exceed 10 years from the date of grant; provided, however, that in the case of an Employee who owns Common Stock representing more than 10% of the outstanding Common Stock at the time an ISO is granted, the term of such ISO shall not exceed five years from the date of grant.
4.COMMON STOCK SUBJECT TO THE PLAN; CERTAIN LIMITS.
(a)Share Reserve. Subject to the other provisions of this Section 4 and the adjustment provisions of Section 11, the aggregate number of shares of Common Stock deliverable pursuant to Awards shall not exceed 3,000,000 shares of Common Stock. Such shares may either be authorized but unissued shares or shares held in treasury. Shares of Common Stock subject to awards that are assumed, converted or substituted under the Plan as a result of the Company’s acquisition of another company (including by way of merger, combination or similar transaction) will not count against the number of shares that may be granted under the Plan. Available shares under a stockholder approved plan of an acquired company (as appropriately adjusted to reflect the transaction) may be used for Awards under the Plan and do not reduce the maximum number of shares available for grant under the Plan, subject to applicable stock exchange requirements.
(b)Replacement of Shares. Shares subject to an Award that is forfeited (including any shares of Restricted Stock repurchased by the Company at the same price paid by the Participant so that such shares are returned to the Company) or expires, to the extent of such forfeiture or expiration, will be available for future grants of Awards under the Plan and will be added back in the same number of shares as were deducted in respect of the grant of such Award. The payment of dividends in cash in conjunction with any outstanding Awards will not be counted against the shares available for issuance under the Plan. Shares tendered by a Participant or withheld by the Company in payment of the exercise price of an Option or to satisfy any tax withholding obligation with respect to an Award will not again be available for Awards.
(c)Limits on Individual Grants. The maximum dollar value of shares of Common Stock for which a Non-Employee Director may be granted Awards in any calendar year is fifty thousand dollars ($50,000).
(d)Limits on Grants of Restricted Stock. The amount of Restricted Stock issued and outstanding will not at the time of issuance of any shares of Restricted Shares exceed ten (10%) percent of the outstanding voting securities of the Company. No single person shall be granted Awards of Restricted Stock relating to more than 25% of the shares reserved for issuance under the Plan.
5.ADMINISTRATION OF THE PLAN.
(a)Composition of the Committee. The Plan shall be administered by the Committee, appointed by the Board, and consisting of at least two members of the Board who are Non-Employee Directors. Members of the Committee shall serve at the pleasure of the Board. In the absence at any time of a duly appointed Committee, the Plan shall be administered by the Board. Notwithstanding the foregoing, with respect to Awards granted to Non-Employee Directors, the Board will act as the Committee.
(b)Powers of the Committee. Except as limited by the express provisions of the Plan or by resolutions adopted by the Board, the Committee shall have sole and complete authority and discretion (i) to select Participants and grant Awards, (ii) to determine the form and content of Awards to be issued under the Plan, (iii) to interpret the Plan, (iv) to prescribe, amend and rescind rules and regulations relating to the Plan, (v) amend any outstanding Agreement in any respect including, without limitation, to accelerate the time or times at which the Award becomes vested, unrestricted, may be exercised or delivered in connection with death, Disability or a termination in connection with a Change in Control, and (vi) to make other determinations necessary or advisable for the administration of the Plan. The Committee may allocate among its members and delegate to any person who is not a member of the Committee, or to any administrative group within the Company, any of its powers, responsibilities or duties. In delegating its authority, the Committee will consider the extent to which any delegation may cause Awards to fail to meet the requirements of Rule 16(b)-3. Except as specifically provided to the contrary, references to the Committee include any administrative group, individual or individuals to whom the Committee has delegated its duties and powers.
(c)Agreement. Each Award shall be evidenced by an Agreement containing such provisions as may be approved by the Committee. Each such Agreement shall constitute a binding contract between the Company and the Participant, and every Participant, upon acceptance of an Agreement, shall be bound by the terms and restrictions of the Plan and of such Agreement. The terms of each such Agreement shall be in accordance with the Plan, but each Agreement may include such additional provisions and restrictions determined by the Committee, in its discretion, provided that such additional provisions and restrictions are not inconsistent with the terms of the Plan. In particular, the Committee shall set forth in each Agreement (i) the Exercise Price of an Option, if applicable, (ii) the number of shares of Common Stock subject to the Award, (iii) the manner, time and rate (cumulative or otherwise) of exercisability or vesting of such Award, (iv) the restrictions, if any, to be placed upon such Award, or upon shares of Common Stock which may be issued upon exercise of such Award, and (v) whether the issuance or vesting of any shares of Common Stock is conditioned upon the achievement of certain performance metrics. The Chairman of the Committee and such other Directors and officers of the Company as shall be designated by the Committee are hereby authorized to execute Agreements on behalf of the Company with respect to Awards granted to Employee Directors and Employees and to cause them to be delivered to the recipients of the Awards. The Chairman of the Board and such other Directors and officers of the Company as shall be designated by the Board are hereby authorized to execute Agreements on behalf of the Company with respect to Awards granted to Non-Employee Directors and to cause them to be delivered to the recipients of the awards.
(d)Effect of the Committee’s Decisions. All decisions, determinations and interpretations of the Committee shall be final and conclusive on all persons affected thereby.
(e)Indemnification. In addition to such other rights of indemnification as they may have, the members of the Committee and their designees shall be indemnified by the Company in connection with any claim, action, suit or proceeding relating to any action taken or failure to act under or in connection with the Plan or any Award, granted hereunder to the full extent provided for under the Company’s governing instruments and insurance policies with respect to the indemnification of Directors.
6.GRANT OF OPTIONS.
(a)General Rule. The Committee shall have the discretion to grant Employees and Directors Options to purchase Optioned Shares, in such number and at such times during the term of the Plan as the Committee may determine. Such Optioned Shares shall be subject to any restrictions or conditions imposed pursuant to Sections 5 or 16 of this Plan, provided, that ISOs may not be granted to Directors who are not Employee Directors. ISOs may not be granted to any Non-Employee Director or to any employee, director or officer of any Affiliate who is not also an Employee or Employee Director. No more than 500,000 shares (as adjusted pursuant to the provisions of Section 11) that can be delivered under the Plan may be issued through ISOs.
(b)Special Rules for ISOs. The aggregate Market Value, as of the date an Option is granted, of the shares of Common Stock with respect to which ISOs are exercisable for the first time by an Employee during any calendar year (under all incentive stock option plans, as defined in Section 422 of the Code, of the Company or any present or future Affiliate of the Company) shall not exceed $100,000. Notwithstanding the foregoing, the Committee may grant Options in excess of the foregoing limitations, in which case such Options granted in excess of such limitation shall be Options which are Non-ISOs.
7.EXERCISE PRICE FOR OPTIONS.
(a)Limits on Committee Discretion. The Exercise Price for an Option shall not be less than 100% of the Market Value of the Optioned Shares on the date of grant. In the case of an ISO to be granted to an Employee who owns shares of Common Stock representing more than 10% of the Company’s outstanding Common Stock at the time an ISO is granted, the Exercise Price shall not be less than 110% of the Market Value of the Optioned Shares on the date of grant.
(b)Standards for Determining Exercise Price. If the Common Stock is listed on a national securities exchange (including the NASDAQ Market System) on the date in question, then the Market Value per share shall be the average of the highest and lowest selling price on such exchange on such date, or if there were no sales on such date, then the Exercise Price shall be the average of the highest and lowest selling price on such exchange on the last date on which a share was sold. If the Common Stock is not traded on a national securities exchange on the date in question, then the Market Value per share shall be its fair market value as determined by the Committee in its sole and absolute discretion in accordance with Section 409A of the Code.
8.VESTING AND EXERCISE OF OPTIONS.
(a)Generally. Each Option shall become vested and exercisable as set forth in the applicable Agreement.
(b)Procedure for Exercise. A Participant may exercise an Option in whole or in part, subject to provisions relative to its termination and limitations on its exercise, only by delivery to the Committee or its designee, in accordance with procedures for the exercise of Options as the Committee may establish from time to time, of (i) written notice of intent to exercise the Option with respect to a specified number of whole shares of Common Stock, (ii) payment to the Company (contemporaneously with delivery of such notice) of the amount of the Exercise Price for the number of shares of Common Stock with respect to which the Option is then being exercised in (A) cash, or, if so permitted by the Board, (B) through a net settlement, using shares of Common Stock received in the Option exercise or other shares of Common Stock owned by the Participant, (C) by such other means of payment that may be acceptable to the Board, or (D) in any combination of the foregoing permitted forms of payment, (iii) such representations and documents as are necessary or advisable to effect compliance with all applicable provisions of Federal or state securities laws or regulations, and (iv) in the event that the Option or portion thereof shall be exercised by any individual other than the Participant, appropriate proof of the right of such individual to exercise the Option or portion thereof. Each such notice (and payment where required) shall be delivered, or mailed by prepaid registered or certified mail, addressed to the Treasurer of the Company at its executive offices or provided through such procedure determined by the Company from time to time. Common Stock utilized in full or partial payment of the Exercise Price for Options shall be valued at their Market Value at the date of exercise. Notwithstanding the foregoing, if the Exercise Price may be paid in Common Stock as provided above, Common Stock delivered by the Participant may be shares of Common Stock which were received by the Participant upon exercise of one or more previously exercised Options, but only if such Common Stock has been held by the Participant for at least six months, or such other period of time as is required, in the opinion of the independent auditor for the Plan, to avoid adverse financial accounting results.
(c)Period of Exercisability. Except to the extent otherwise provided herein or in the terms of an Agreement, an Option may be exercised by a Participant only while the Participant has maintained Continuous Service from the date of the grant of the Option, or within ninety (90) days after termination of such Continuous Service (but not later than the date on which the Option would otherwise expire). Notwithstanding the foregoing, the Participant’s rights to exercise such Option shall expire on the date that is the earlier of the final expiration date of the Option and:
(i)immediately upon termination of the Participant’s Continuous Service due to “Just Cause” which for purposes hereof shall have the meaning set forth in any unexpired employment, consulting, severance, retention, change-in-control or similar written agreement between the Participant and the Company or an Affiliate (and, in the absence of any such agreement, shall mean termination because of the Participant’s personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or such Participant’s disqualification or bar by any governmental or self-regulatory authority from serving in the capacity required by his or her job description or such Participant’s loss of any governmental or self-regulatory license that is reasonably necessary for such Participant to perform his or her duties or responsibilities, in each case as an Employee or a Director, as applicable, of the Company) as determined by the Committee in its discretion or pursuant to a final cease-and-desist order;
(ii)immediately upon a determination by the Committee that the Participant has violated a non-competition, non-solicitation or other material provision contained in any unexpired employment, or consulting, or other written agreement between the Participant and the Company or an Affiliate or written policy applicable to Participant;
(iii)two years from the date on which the Participant’s Continuous Service terminates due to death (but not later than the date on which the Option would otherwise expire), during which time the Option may be exercised (to the extent that the Participant would have been entitled to exercise it immediately prior to death) by the personal representatives of Participant’s estate or person or persons to whom his rights under such Option shall have passed by will or by the laws of descent and distribution; or

(iv)ninety (90) days following the termination of Participant’s Continuous Service for reasons other than Just Cause or death of the Participant.
(d)Effect of the Committee’s Decisions. The Committee’s determination whether a Participant’s Continuous Service has ceased, and the effective date thereof, shall be final and conclusive on all persons affected thereby.
9.RESTRICTED STOCK.
(a)Grants to Employees. The Committee shall have the discretion to grant Restricted Stock to Employees. The Committee shall notify the Participant in writing of the grant of the Award, the number of shares covered by the Award, and the terms upon which the shares subject to the Award may vest. The Committee shall maintain records as to all grants of Restricted Stock under the Plan.
(b)Vesting. Restricted Stock will become vested according to the schedule set forth in the applicable Agreement.
(c)Dividends. Dividends, including deemed dividends, paid on Restricted Stock shall be paid at the dividend payment date, in cash or in shares of Common Stock having a Market Value equal to the amount of such dividends. Unless otherwise determined by the Board, Common Stock distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed. All ordinary dividends paid in cash or in shares of Common Stock, or other ordinary distributions paid upon any shares of Restricted Stock, will be retained by the Company and will be paid to the relevant Participant (without interest) when the Award of Restricted Stock vests and will revert back to the Company if for any reason the share of Restricted Stock upon which such dividends or other distributions were paid reverts back to the Company.
10.PERFORMANCE AWARDS.
(a)Generally. An Award may be in the form of a Performance Award. The terms, conditions and limitations applicable to an Award that is a Performance Award shall be determined by the Committee, but in all cases such Performance Award will take the form of either an Option or Restricted Stock. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the value and/or amount of Performance Awards that will be paid out to the Participant and/or the portion that may be exercised. Performance Awards granted to Participants shall be based on achievement of such goals and be subject to such terms, conditions and restrictions as the Committee or its delegate shall determine in its sole discretion.
11.CHANGE IN CONTROL; EFFECT OF CHANGES IN COMMON STOCK SUBJECT TO THE PLAN.
(a)Change in Control. Immediately prior to a Change in Control or, if earlier, the execution of a definitive agreement to effect a Change in Control, all Options and Restricted Stock shall become fully vested and exercisable notwithstanding any other provision of the Plan or any Agreement. In the event of a Change in Control, the Committee may, in its sole discretion, to the extent permitted under Section 409A of the Code, (i) determine to settle any Awards for an amount of cash or securities equal to their value, where in the case of Options, the value of such Options, if any, will be equal to their in-the-money spread value (if any), as determined in the sole discretion of the Committee, (ii) provide for the assumption of or the issuance of substitute awards that will substantially preserve the terms of affected Awards, modify the terms of such Awards, (iii) deemed any performance conditions satisfied at target performance through closing or provide that such performance conditions will continue or (iv) provide that for a specified period prior to the Change in Control, any Options that would not otherwise become exercisable prior to the Change in Control will be exercisable as to all shares subject thereto, subject to the occurrence of the Change in Control.
(b)Recapitalizations; Stock Splits, Etc. In the event any recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or exchange of shares of Common Stock or other securities, any stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar transactions or events, affects the Common Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee shall make equitable adjustments in (i) the number and kind of shares of Common Stock deemed to be available thereafter for grants of Awards under this Plan, (ii) the number and kind of shares that may be delivered or deliverable in respect of outstanding Awards, and (iii) the exercise price to prevent such dilution or enlargement of rights.
(c)Transactions in which the Company is Not the Surviving Entity. In the event of (i) the liquidation or dissolution of the Company, (ii) a merger or consolidation in which the Company is not the surviving entity, or (iii) the sale or disposition of all or substantially all of the Company’s assets (any of the foregoing to be referred to herein as a “Transaction”), all outstanding Awards, together with the Exercise Prices thereof, shall be equitably adjusted for any change or exchange of shares of Common Stock for a different number or kind of shares or other securities which results from the Transaction.
(d)Special Rule for ISOs. The Company will use commercially reasonable efforts to provide that any adjustment made pursuant to subsections (a) or (b) hereof shall be made in such a manner as not to constitute a modification of an ISO, within the meaning of Section 424(h) of the Code.
(e)Conditions and Restrictions on New, Additional, or Different Shares or Securities. If, by reason of any adjustment made pursuant to this Section 11, a Participant becomes entitled to new, additional, or different shares of stock or securities, then, except as expressly provided in this Section 11, such new, additional, or different shares of stock or securities shall thereupon be subject to all of the conditions and restrictions which were applicable to the shares of Common Stock pursuant to the Award before the adjustment was made.
(f)Other Issuances. Except as expressly provided in this Section 11, the issuance by the Company or an Affiliate of shares of stock of any class, or of securities convertible into stock of another class, for cash or property or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, shall not affect, and no adjustment shall be made with respect to, the number, class, or Exercise Price of Common Stock then subject to Awards or reserved for issuance under the Plan.
(g)Certain Special Dividends. The Exercise Price of and number of shares of Common Stock subject to outstanding Awards shall be proportionately adjusted upon the payment of a special, nonrecurring dividend that has the effect of a return of capital to the stockholders.
12.TRANSFERABILITY OF AWARDS.
ISOs and Restricted Stock may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution. Notwithstanding the foregoing, or any other provision of this Plan, a Participant who holds Non-ISOs may transfer such Awards to his or her spouse, lineal ascendants, or to a duly established trust for the benefit of one or more of these individuals. The Awards so transferred may thereafter be transferred only to the Participant who originally received the grant or to an individual or trust to whom the Participant could have initially transferred the Awards pursuant to this Section 12. Awards which are transferred pursuant to this Section 12 shall be exercisable or earned by the transferee according to the same terms and conditions as applied to the Participant. Notwithstanding any other provision of this Plan to the contrary, Common Stock that is received pursuant to an Award may not be sold within the six-month period following the grant date of that Award, except in the event of the Participant’s death or Disability, or such other event as the Board may specifically deem appropriate. Any sale, exchange, transfer, assignment, pledge, hypothecation, or other disposition in violation of the provisions of this Section 12 will be null and void and any Award which is hedged in any manner will immediately be forfeited. All of the terms and conditions of the Plan and the Agreements will be binding upon any permitted successors and assigns.
13.MINIMUM VESTING.
All Awards shall be subject to a minimum vesting schedule of at least 12 months following the date of grant of the Award, provided that vesting may accelerate in connection with death, a Change in Control or other involuntary termination. Notwithstanding the foregoing, up to 5% of the shares of Common Stock available for grant under the Plan may be granted with a minimum vesting schedule that is shorter than that mandated in this Section 13.
14.TIME OF GRANTING AWARDS.
The date of grant of an Award shall, for all purposes, be the later of the date on which the Committee approves the issuance of the Award, and the Effective Date. Notice of the determination shall be given to each Participant to whom an Award is so granted within a reasonable time after the date of such grant.

15.EFFECTIVE DATE.
The Plan was adopted by the Board on April 26, 2023, and was approved by the Company’s stockholders on June [•], 2023 (the “Effective Date”).
16.MODIFICATION OF OPTIONS.
At any time, and from time to time, the Board may authorize the Committee to direct execution of an instrument providing for the modification of any outstanding Option, provided no such modification shall confer on the holder of said Option any right or benefit which could not be conferred on him by the grant of a new Option at such time, impair the Option without the consent of the holder of the Option, or have the effect of reducing the Exercise Price for the Option. Any action which reduces the Exercise Price of Options issued and outstanding under the Plan that has the effect of reducing the Exercise Price for the Option will require approval of the Company’s stockholders. The Company may not grant any Options with automatic reload features.
17.NO THIRD-PARTY BENEFICIARIES.
Except as expressly provided in an Agreement, neither the Plan nor any Award Agreement will confer on any person other than the Company and the Participant of any Award any rights or remedies thereunder.
18.AMENDMENT AND TERMINATION OF THE PLAN.
The Board may from time to time amend the terms of the Plan and, with respect to any shares of Common Stock at the time not subject to Awards, suspend or terminate the Plan, subject to applicable requirements in (a) the Company’s articles of incorporation or by-laws and (b) applicable law and orders. Unless sooner terminated, the Plan shall terminate on the day before the tenth (10th) anniversary of the date the Plan is approved by the stockholders of the Company. No amendment, suspension or termination of the Plan shall, without the consent of any affected holders of an Award, alter or impair the balance credited to the Participant’s Account or any rights or obligations under any Award theretofore granted.
19.CONDITIONS UPON ISSUANCE OF SHARES OF COMMON STOCK.
(a)Compliance with Securities Laws. Common Stock shall not be issued with respect to any Award unless the issuance and delivery of such shares of Common Stock shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, any applicable state securities law, and the requirements of any stock exchange upon which the shares of Common Stock may then be listed.
(b)Special Circumstances. The inability of the Company to obtain approval from any regulatory body or authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any shares of Common Stock hereunder shall relieve the Company of any liability in respect of the non-issuance or sale of such shares of Common Stock. As a condition to the Award, the Committee may require the person receiving or exercising the Award to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of federal or state securities law.
(c)Repurchase Right; Damages. The Company shall have the right to cause the forfeiture of the Common Stock (in the case of Optioned Shares, in exchange for any Exercise Price paid by the Participant) received pursuant to an Award if the Participant breaches a non-competition provision in any unexpired employment, consulting or other written agreement between the Participant and the Company or an Affiliate. If a Participant has disposed of such shares of Common Stock, the Company may seek compensatory damages from the Participant, as well as seek specific performance for the sale to the Company of such other shares of Common Stock that the Participant owns or controls (but only to the extent necessary to provide the Company with the recovery contemplated in the preceding sentence).
(d)Committee Discretion. The Committee shall have the discretionary authority to impose in Agreements such restrictions on shares of Common Stock as it may deem appropriate or desirable, including but not limited to the authority to impose a right of first refusal, or to establish repurchase rights, or to pay a Participant the in-the-money value of his or her Award in consideration for its cancellation, or all of these restrictions.

20.RESERVATION OF SHARES OF COMMON STOCK.
The Company, during the term of the Plan, will reserve and keep available a number of shares of Common Stock sufficient to satisfy the requirements of the Plan.
21.WITHHOLDING TAX.
The Company’s obligation to deliver shares of Common Stock or make cash payments pursuant to an Award shall be subject to the Participant’s sole responsibility to satisfy all applicable federal, state and local income and employment tax withholding obligations. To the extent that the Company is required to withhold any federal, state or local income and employment taxes in respect of any compensation income realized by the Participant in respect of Common Stock acquired pursuant to an Award, or in respect of any Common Stock becoming vested, then the Company shall deduct from any payments of any kind otherwise due to such Participant the aggregate amount of such federal, state or local income and employment taxes required to be so withheld. If no such payments are due or to become due to such Participant, or if such payments are insufficient to satisfy such federal, state or local income or employment taxes, then such Participant will be required to pay to the Company, or make other arrangements satisfactory to the Company regarding payment to the Company of, the aggregate amount of any such taxes. The Committee, in its discretion, may permit the Participant to satisfy the obligation, in whole or in part, by irrevocably electing to have the Company withhold shares of Common Stock, or to deliver to the Company shares of Common Stock that the Participant already owns, having a value equal to the amount required to be withheld. The value of the shares of Common Stock to be withheld, or delivered to the Company, shall be based on the Market Value of the Common Stock on the date the amount of tax to be withheld is determined. As an alternative, the Company may retain, or sell without notice, a number of such shares of Common Stock sufficient to cover the amount required to be withheld.
22.NO STOCKHOLDER RIGHTS.
No Participant shall have any voting or dividend rights or other rights of a stockholder in respect of any shares of Common Stock subject to an Option covered by an Award prior to the time said shares are actually distributed. Subject to the provisions of the Plan and the applicable Agreement, holders of Restricted Stock shall have all the rights upon issuance of the Restricted Stock Award including, without limitations, voting rights and the right to receive dividends.
23.NO EMPLOYMENT OR OTHER RIGHTS.
In no event shall an Employee’s or Director’s eligibility to participate or participation in the Plan create or be deemed to create any legal or equitable right of the Employee, Director or any other party to continue service with the Company or any Affiliate, nor will it interfere in any way with the right of the Company to terminate, or alter the terms and conditions of, such employment or engagement at any time. No Employee or Director shall have a right to be granted an Award or, having received an Award, the right to again be granted an Award. However, an Employee or Director who has been granted an Award may, if otherwise eligible, be granted an additional Award or Awards.
24.NO FIDUCIARY RELATIONSHIP.
None of the members of the Board has any duty to manage or operate the Plan to maximize the benefits granted hereunder, but rather shall have full discretionary power to make all management and operational decisions based on their determination of the respective best interests of the Company, its stockholders and the Participants. The Plan shall not be construed to create any fiduciary relationship between the Board or the Committee and the Participants.
25.CLAWBACK/RECAPTURE POLICY.
Any shares of Common Stock awarded or acquired pursuant to the Plan are subject to any policies, including any clawback, recoupment or stock ownership policies, that are in effect from time to time. Any portion of shares of Common Stock awarded or acquired pursuant to the Plan is subject to forfeiture, recovery by the Company or other action pursuant to any policies which the Company may adopt from time to time pursuant to laws or regulations, including without limitation, any such policy which the Company may be required to adopt under applicable law.

26.FDIC LIMITS ON GOLDEN PARACHUTE PAYMENTS.
Notwithstanding anything to the contrary, the Company will not be required to make any payment or grant any Award under the Plan or any Agreement that would otherwise be a prohibited golden parachute payment within the meaning of Section 18(k) of the Federal Deposit Insurance Act, as amended, and the rules and regulations promulgated thereunder.
27.SEVERABILITY.
If any provision of the Plan is held invalid or unenforceable, such determination shall not affect the remaining parts of the Plan, and the Plan shall be enforced and construed as if such provision had not been included.
28.GOVERNING LAW.
Except to the extent that federal law shall be deemed to apply, the Plan shall be governed by and construed in accordance with the laws of the State of New York, excluding any conflicts or choice of law principle that might otherwise refer construction or interpretation of the Plan to another jurisdiction. Unless otherwise provided in an Agreement, recipients of an Award under the Plan are deemed to submit to the exclusive jurisdiction and venue of the Federal or state courts of the State of New York to resolve any issue that may arise out of or relate to the Plan or any Award.

APPENDIX B

NEWTEKONE, INC.
2023 EMPLOYEE STOCK PURCHASE PLAN
1.PURPOSE.
(a)The purpose of this Employee Stock Purchase Plan (as amended from time to time, the “Plan”) is to promote the financial interests of NewtekOne, Inc. and its successors (the “Company”), including its growth and performance, by providing Eligible Employees (as defined herein) the opportunity to purchase an ownership position in the Company.
(b)This Plan is intended to qualify as an “employee stock purchase plan” as that term is defined in Section 423(b) of the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations issued thereunder, and shall be interpreted consistent therewith.
2.ADMINISTRATION.
(a)The Plan shall be administered by the Compensation, Corporate Governance and Nominating Committee (the “Committee”) of the Board of Directors (the “Board”) of the Company, as such Committee may be constituted from time to time and including any successor committee. The Committee shall have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan. The Committee shall have the power, subject to, and within the limitations of, the express provisions of the Plan:
(i)To determine when and how rights to purchase stock of the Company shall be granted and the provisions of each offering of such rights (which need not be identical).
(ii)To designate from time to time which subsidiaries of the Company shall be eligible to participate in the Plan, in accordance with Section 5(a).
(iii)To construe and interpret the Plan and rights granted under it, and to establish, amend and revoke rules and regulations for its administration. The Committee, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.
(iv)To amend the Plan as provided in Section 12.
(v)Generally, to exercise such powers and to perform such acts as the Committee deems necessary or expedient to promote the best interests of the Company and its affiliates and to carry out the intent that the Plan be treated as an “employee stock purchase plan” within the meaning of Section 423 of the Code.
(b)The determination of the Committee on all matters relating to the Plan will be final, binding and conclusive. The Committee may allocate among its members and delegate to any person who is not a member of the Committee, or to any administrative group within the Company, any of its powers, responsibilities or duties. Except as specifically provided to the contrary, references to the Committee include any administrative group, individual or individuals to whom the Committee has delegated its duties and powers.
3.SHARES SUBJECT TO THE PLAN.
(a)Subject to the provisions of Section 11 relating to adjustments upon changes in stock, the stock that may be sold pursuant to rights granted under the Plan shall not exceed in the aggregate 200,000 shares of the common stock of the Company, par value $0.02 per share (the “Common Stock”). If any right granted under the Plan shall for any reason terminate without having been exercised, shares of Common Stock (“Shares”) not purchased under such right shall again become available for the Plan.
(b)The stock subject to the Plan may be unissued Shares or reacquired Shares, bought on the market or otherwise. Shares may be issued upon exercise of a right to purchase Shares pursuant to an Offering from authorized but unissued Shares, from Shares held in the treasury of the Company, or from any other proper source. If the total number of Shares specified in elections to be purchased under any Offering (as defined below) plus the number of Shares purchased under previous Offerings under this Plan exceeds the maximum number of Shares issuable under this Plan, the Committee will allot the Shares then available on a pro-rata basis.

4.GRANT OF RIGHTS; OFFERING.
(a)The Committee may from time to time grant or provide for the grant of rights to purchase Shares of the Company under the Plan to Participants (an “Offering”) on a date or dates (the “Offering Date(s)”) selected by the Committee. Each Offering shall be in such form and shall contain such terms and conditions as the Committee shall deem appropriate, which shall comply with the requirements of Section 423(b)(5) of the Code that all Participants (as defined below) granted rights to purchase stock under the Plan shall have the same rights and privileges. The terms and conditions of an Offering shall be incorporated by reference into the Plan and treated as part of the Plan. The provisions of separate Offerings need not be identical, but each Offering shall include (through incorporation of the provisions of this Plan by reference in the document comprising the Offering or otherwise) the period during which the Offering shall be effective, which period shall not exceed 27 months beginning with the Offering Date, and the substance of the provisions contained in Sections 5 through 8, inclusive.
(b)If a Participant has more than one right outstanding under the Plan, unless the Participant otherwise indicates in agreements or notices delivered hereunder, a right with a lower exercise price (or an earlier-granted right if two rights have identical exercise prices), will be exercised to the fullest possible extent before a right with a higher exercise price (or a later-granted right if two rights have identical exercise prices) will be exercised.
5.ELIGIBILITY.
(a)All employees of the Company and all employees of any subsidiary corporation (as defined in Section 424(f) of the Code, a “Designated Subsidiary”) of the Company designated by the Committee from time to time (each, an “Eligible Employee”) are eligible to participate in any one or more of the Offerings to purchase Shares under the Plan provided that:
(i)they are customarily employed by the Company or a Designated Subsidiary for more than 20 hours a week on a regular basis;
(ii)they are employees of the Company or a Designated Subsidiary on the applicable Offering Date; and
(iii)they are not subject to the rules or laws of a foreign jurisdiction that would prohibit the grant of a right to purchase Shares.
        An Eligible Employee who meets the requirements set forth above is eligible to participate in any Offerings that commence after the month in which the Eligible Employee commences employment with the Company or a Designated Subsidiary; provided, that any Eligible Employee who is a director of the Board or an executive officer (as defined in Rule 16a-1(f) under the Securities and Exchange Act of 1934, as amended) (each, an “Executive Participant”) may not participate in the Plan unless such Executive Participant has completed a certification form. No Eligible Employee who participates in the Plan (a “Participant”) may be granted a right to purchase Shares hereunder if such Participant, immediately after such right is granted, owns 5% or more of the total combined voting power or value of all classes of stock of the Company or of its parent or subsidiary corporation (as defined in Sections 424(e) and (f) of the Code). For purposes of the preceding sentence, the attribution rules of Section 424(d) of the Code shall apply in determining the stock ownership of a Participant, and all stock that the Participant has a contractual right to purchase shall be treated as stock owned by the Participant. The Company retains the discretion to determine which Eligible Employees may participate in an offering pursuant to and consistent with Treasury Regulation Section 1.423-2(e).

6.RIGHTS; PURCHASE PRICE.
(a)On each Offering Date, each Participant, pursuant to an Offering made under the Plan, shall be granted the right to purchase up to the number of Shares of the Company purchasable with a percentage designated by the Committee not exceeding fifteen percent (15%) of such Participant’s Compensation (as defined in Section 7(b)) during the period which begins on the Offering Date (or such later date as the Committee determines for a particular Offering) and ends on the date stated in the Offering, which date shall be no later than the end of the Offering. The Committee shall establish one or more dates during an Offering (the “Purchase Date(s)”) on which rights granted under the Plan shall be exercised and purchases of Shares carried out in accordance with such Offering.

(b)In connection with each Offering made under the Plan, the Committee may specify a maximum number of Shares that may be purchased by any Participant as well as a maximum aggregate number of Shares that may be purchased by all Participants pursuant to such Offering. In addition, in connection with each Offering that contains more than one Purchase Date, the Committee may specify a maximum aggregate number of Shares which may be purchased by all Participant on any given Purchase Date under the Offering. If the aggregate purchase of Shares upon exercise of rights granted under the Offering would exceed any such maximum aggregate number, the Committee shall make a pro rata allocation of the Shares available in as nearly a uniform manner as shall be practicable and as it shall deem to be equitable.
(c)The Committee will determine the purchase price of Common Stock acquired pursuant to rights granted under the Plan for each Offering, which shall be not less than the lesser of:
(i)an amount equal to eighty-five percent (85%) of the fair market value of the Common Stock on the Offering Date; or
(ii)an amount equal to eighty-five percent (85%) of the fair market value of the Common Stock on the Purchase Date.
(d)Notwithstanding anything to the contrary herein, no Participant may be granted a right to purchase Shares which permits the Participant’s rights to purchase Shares under this Plan and any other employee stock purchase plan (as defined in Section 423(b) of the Code) of the Company and its subsidiaries, to accrue at a rate which exceeds $25,000, measured by reference to the fair market value of such Shares (determined at the date such right is granted) for each calendar year in which the right is outstanding at any time.
7.PARTICIPATION; WITHDRAWAL; TERMINATION.
(a)An Eligible Employee may become a Participant in the Plan pursuant to an Offering by delivering an enrollment agreement to the Company within the time specified in the Offering, in such form as the Company provides. Each such agreement shall authorize payroll deductions of up to the maximum percentage specified by the Committee of such Participant’s Compensation during the Offering.
(b)“Compensation” is defined as a Participant’s regular base salary or wages that are actually paid to the Participant and that are subject to withholding for federal income tax purposes. Compensation shall not include the cost of employee benefits paid for by the Company or an affiliate, education or tuition reimbursements, imputed income arising under any group insurance or benefit program, traveling expenses, business and moving expense reimbursements, income received in connection with stock options, contributions made by the Company or an affiliate under any employee benefit plan, and similar items of compensation, as determined by the Committee. Notwithstanding the foregoing, the Committee may modify the definition of “Compensation” with respect to one or more Offerings as the Committee determines appropriate.
(c)The payroll deductions made for each Participant shall be credited to an account for such Participant under the Plan and shall be deposited with the general funds of the Company. A Participant may reduce (including to zero) or increase such payroll deductions, and a Participant may begin such payroll deductions, after the beginning of any Offering only as provided for in the Offering. A Participant may make additional payments into the Participant’s account only if specifically provided for in the Offering and only if the Participant has not had the maximum amount permitted hereunder withheld during the Offering.
(d)At any time during an Offering, a Participant may terminate payroll deductions under the Plan and withdraw from the Offering by delivering to the Company a notice of withdrawal in such form as the Company provides. Such withdrawal may be elected at any time prior to the end of the Offering except as provided by the Committee in the Offering. Upon such withdrawal from the Offering by a Participant, the Company shall distribute to such Participant all of such Participant’s accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire stock for the Participant) under the Offering, without interest, and such Participant’s interest in that Offering shall be automatically terminated. A Participant’s withdrawal from an Offering will have no effect upon such Participant’s eligibility to participate in any other Offerings under the Plan but such Participant will be required to deliver a new enrollment agreement in order to participate in subsequent Offerings under the Plan.
(e)Rights granted pursuant to any Offering under the Plan shall terminate immediately upon cessation of any Participant’s employment or service with the Company and any designated affiliate, for any reason, and the Company shall distribute to such terminated Participant all accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire Common Stock for the terminated Participant), under the Offering, without interest.
(f)Rights granted under the Plan shall not be transferable by a Participant other than by will or the laws of descent and distribution, or by a beneficiary designation as provided in Section 16, and during a Participant’s lifetime, shall be exercisable only by such Participant.
(g)Each Participant agrees, by participating in the Plan, that Shares purchased under the Plan will comply with any holding requirements as determined by the Committee for the applicable Offering.
8.EXERCISE.
(a)On each Purchase Date specified therefor in the relevant Offering, each Participant’s accumulated payroll deductions and other additional payments specifically provided for in the Offering (without any increase for interest) will be applied to the purchase of whole Shares of the Company, up to the maximum number of Shares permitted pursuant to the terms of the Plan and the applicable Offering, at the purchase price specified in the Offering. No fractional Shares shall be issued upon the exercise of rights granted under the Plan. The amount, if any, of accumulated payroll deductions remaining in each Participant’s account after the purchase of Shares which is less than the amount required to purchase one Share on the final Purchase Date of an Offering shall be held in each such Participant’s account for the purchase of Shares under the next Offering under the Plan, unless such Participant does not participate in or withdraws from such next Offering, as provided in Section 7(d), or is no longer eligible to be granted rights under the Plan, as provided in Section 5, in which case such amount shall be distributed to the Participant after such final Purchase Date, without interest. The amount, if any, of accumulated payroll deductions remaining in any Participant’s account after the purchase of Shares which is equal to the amount required to purchase one or more whole Shares on the final Purchase Date of an Offering shall be distributed in full to the Participant after such Purchase Date, without interest.
(b)No rights granted under the Plan may be exercised to any extent unless the Shares to be issued upon such exercise under the Plan (including rights granted thereunder) are covered by an effective registration statement pursuant to the Securities Act of 1933, as amended (the “Securities Act”) and the Plan is in material compliance with all applicable state, foreign and other securities and other laws applicable to the Plan. If on a Purchase Date in any Offering hereunder the Plan is not so registered or in such compliance, no rights granted under the Plan or any Offering shall be exercised on such Purchase Date, and the Purchase Date shall be delayed until the Plan is subject to such an effective registration statement and such compliance, except that the Purchase Date shall in no event be more than 27 months from the Offering Date. If on the Purchase Date of any Offering hereunder, as delayed to the maximum extent permissible, the Plan is not registered and in such compliance, no rights granted under the Plan or any Offering shall be exercised and all payroll deductions accumulated during the Offering (reduced to the extent, if any, such deductions have been used to acquire Shares) shall be distributed to the Participants, without interest.
9.USE OF PROCEEDS FROM STOCK.
Proceeds from the sale of Shares pursuant to rights granted under the Plan shall constitute general funds of the Company.
10.NO RIGHTS AS A STOCKHOLDER.
A Participant shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Shares subject to rights granted under the Plan unless and until the Participant’s Shares acquired upon exercise of rights under the Plan are recorded in the books of the Company (or its transfer agent).
11.ADJUSTMENTS UPON CHANGES IN STOCK.
(a)If any change is made in the Common Stock subject to the Plan, or subject to any rights granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan and outstanding rights will be appropriately adjusted in the class(es) and maximum number of Shares subject to the Plan and the class(es) and number of Shares and price per Share subject to any outstanding rights. Such adjustments shall be made by the Committee, the determination of which shall be final, binding and conclusive. The conversion of any convertible securities of the Company shall not be treated as a “transaction not involving the receipt of consideration by the Company.”
(b)In the event of a “Change in Control” (as defined in the Company’s 2023 Stock Incentive Plan), then the Committee may take any one or more of the following actions as to outstanding rights to purchase Shares on such terms as the Committee determines: (i) provide that such rights shall be assumed, or substantially equivalent rights shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (ii) upon written notice to the Participants, provide that all outstanding rights to purchase Shares will be terminated immediately prior to the consummation of such Change in Control and that all such outstanding rights to purchase Shares will become exercisable to the extent of accumulated payroll deductions as of a date specified by the Committee in such notice, which date shall not be less than ten calendar days preceding the effective date of the Change in Control, (iii) upon written notice to the Participants, provide that all outstanding rights to purchase Shares will be cancelled as of a date prior to the effective date of the Change in Control and that all accumulated payroll deductions will be returned to such Participants on such date, (iv) in the event of a Change in Control under the terms of which holders of Shares will receive upon consummation thereof a cash payment for each Share surrendered in the Change in Control (the “Acquisition Price”), change the last day of the Offering to be the date of the consummation of the Change in Control and make or provide for a cash payment to each participating Participant equal to (A) (i) the Acquisition Price times (ii) the number of Shares that such Participant’s accumulated payroll deductions as of immediately prior to the Change in Control could purchase at the purchase price, where the Acquisition Price is treated as the fair market value of the Shares on the last day of the applicable Offering for purposes of determining the purchase price under Section 6(c) hereof, and where the number of Shares that could be purchased is subject to the limitations set forth in Section 8 minus (B) the result of multiplying such number of Shares by such purchase price, (v) provide that, in connection with a liquidation or dissolution of the Company, rights to purchase Shares shall convert into the right to receive liquidation proceeds (net of the purchase price thereof) and (vi) any combination of the foregoing.
(c)For purposes of Section 11(b)(i) above, a right to purchase Shares shall be considered assumed if, following consummation of the Change in Control, the right to purchase Shares confers the right to purchase, for each Share subject to the right immediately prior to the consummation of the Change in Control, the consideration (whether cash, securities or other property) received as a result of the Change in Control by holders of Shares for each Share held immediately prior to the consummation of the Change in Control (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if the consideration received as a result of the Change in Control is not solely shares of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise of rights to consist solely of such number of shares of the acquiring or succeeding corporation (or an affiliate thereof) that the Committee determines to be equivalent in value (as of the date of such determination or another date specified by the Committee) to the per share consideration received by holders of outstanding Shares as a result of the Change in Control.
12.AMENDMENT OF THE PLAN OR OFFERINGS.
(a)The Committee at any time, and from time to time, may amend the Plan or the terms of one or more Offerings. However, except as provided in Section 11 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company within 12 months before or after the adoption of the amendment, where the amendment will:
(i)Increase the number of Shares reserved for rights under the Plan;
(ii)Modify the provisions as to eligibility for participation in the Plan or an Offering (to the extent such modification requires stockholder approval in order for the Plan to obtain employee stock purchase plan treatment under Section 423 of the Code or to comply with the requirements of Rule 16b-3 promulgated under the Securities and Exchange Act of 1934, as amended, or any comparable successor rule (“Rule 16b-3”); or
(iii)Modify the Plan or an Offering in any other way if such modification requires stockholder approval in order for the Plan to obtain employee stock purchase plan treatment under Section 423 of the Code or to comply with the requirements of Rule 16b-3.
        It is expressly contemplated that the Committee may amend the Plan or an Offering in any respect the Committee deems necessary or advisable to provide Participants with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to employee stock purchase plans and/or to bring the Plan and/or rights granted under an Offering into compliance therewith.

(b)The Committee may, in its sole discretion, submit any amendment to the Plan or an Offering for stockholder approval.
(c)Rights and obligations under any rights granted before amendment of the Plan or Offering shall not be impaired by any amendment of the Plan, except with the consent of the person to whom such rights were granted, or except as necessary to comply with any laws or governmental regulations, or except as necessary to ensure that the Plan and/or rights granted under an Offering comply with the requirements of Section 423 of the Code.
13.COMPANY POLICIES.
Any Shares purchased pursuant to the Plan are subject to any policies, including any clawback, recoupment or stock ownership policies, that are in effect from time to time. Any portion of Shares purchased pursuant to the Plan is subject to forfeiture, recovery by the Company or other action pursuant to any policies which the Company may adopt from time to time pursuant to laws or regulations, including without limitation, any such policy which the Company may be required to adopt under applicable law.
14.AUTHORIZATION OF SUB-PLANS.
The Committee may from time to time establish one or more sub-plans under the Plan with respect to one or more Designated Subsidiaries, provided that such sub-plan complies with Section 423 of the Code, to the extent applicable.
15.WITHHOLDING.
If applicable tax laws impose a tax withholding obligation, each affected Participant shall, no later than the date of the event creating the tax liability, make provision satisfactory to the Committee for payment of any taxes required by law to be withheld in connection with any transaction related to the rights to purchase Shares granted hereunder or Shares acquired by such Participant pursuant to the Plan. The Company may, to the extent permitted by law, deduct any such taxes from any payment of any kind otherwise due to a Participant.
16.DESIGNATION OF BENEFICIARY.
(a)A Participant may file a written designation of a beneficiary who is to receive any Shares and cash, if applicable, from the Participant’s account under the Plan in the event of such Participant’s death subsequent to the end of an Offering but prior to delivery to the Participant of such Shares and cash. In addition, a Participant may file a written designation of a beneficiary who is to receive any cash from the participant’s account under the Plan in the event of such Participant’s death during an Offering.
(b)Such designation of beneficiary may be changed by the Participant at any time by written notice in the form prescribed by the Company. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living (or if an entity, is otherwise in existence) at the time of such Participant’s death, the Company shall deliver such Shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its sole discretion, may deliver such Shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may determine.
17.TERMINATION OR SUSPENSION OF THE PLAN.
(a)The Committee, in its discretion, may suspend or terminate the Plan at any time. The Plan shall automatically terminate if all the Shares subject to the Plan pursuant to Section 3(a) are issued. No rights may be granted under the Plan while the Plan is suspended or after it is terminated.
(b)Rights and obligations under any rights granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except as expressly provided in the Plan or with the consent of the person to whom such rights were granted, or except as necessary to comply with any laws or governmental regulation, or except as necessary to ensure that the Plan and/or rights granted under an Offering comply with the requirements of Section 423 of the Code.

18.EFFECTIVE DATE OF PLAN.
The Plan was adopted by the Board on April 26, 2023 and was approved by the Company’s stockholders on June [•], 2023 (the “Effective Date”).
19.CHOICE OF LAW.
    Except to the extent that federal law shall be deemed to apply, the Plan shall be governed by and construed in accordance with the laws of the State of New York, excluding any conflicts or choice of law principle that might otherwise refer construction or interpretation of the Plan to another jurisdiction. Recipients of the Plan are deemed to submit to the exclusive jurisdiction and venue of the Federal or state courts of the State of New York to resolve any issue that may arise out of or relate to the Plan.